AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2000

                       SECURITIES ACT FILE NO. 333-_____
                    INVESTMENT COMPANY ACT FILE NO. 811-4841
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No.                   [ ]
                                  -----------

                        Post-Effective Amendment No.                  [ ]
                                  -----------

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 10                        [X]

                           MFS MUNICIPAL INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)
                              500 Boylston Street
                          Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                                 (617) 954-5000
              (Registrant's Telephone Number, including Area Code)

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

----------------------------------- ---------------------------------- ----------------------------------
Name and Address of
----------------------------------- ---------------------------------- ----------------------------------
Agent for Service                   Copies to                          Copies to
----------------------------------- ---------------------------------- ----------------------------------
Stephen E. Cavan                    Jeremiah J. Bresnahan, Jr.         Cynthia G. Cobden, Esq.
----------------------------------- ---------------------------------- ----------------------------------
c/o Massachusetts Financial         Bingham Dana LLP                   Simpson Thacher & Bartlett
Services Company                    150 Federal Street                 425 Lexington Avenue
----------------------------------- ---------------------------------- ----------------------------------
500 Boylston Street                 Boston, Massachusetts  02110       New York, New York  10017
----------------------------------- ---------------------------------- ----------------------------------
Boston, Massachusetts  02116
----------------------------------- ---------------------------------- ----------------------------------


    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]



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        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                            PROPOSED MAXIMUM        PROPOSED MAXIMUM
TITLE OF SECURITIES      AMOUNT BEING       OFFERING PRICE PER      AGGREGATE OFFERING     AMOUNT OF
BEING REGISTERED         REGISTERED (1)     UNIT (1)                PRICE (1)              REGISTRATION FEE (2)
---------------------    ---------------    --------------------    ---------------------- ---------------------

Municipal Auction        40 Shares          $25,000                 $1,000,000             $264
Rate Cumulative
Preferred Shares
No Par Value
Per Share

---------------------------
(1) Estimated solely for purposes of calculating the registration fee.
(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, Pennsylvania.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED ________ __, 2000

PROSPECTUS

                                    $------

                           MFS MUNICIPAL INCOME TRUST

   MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ("MUNICIPAL PREFERRED") SHARES
                            ______ SHARES, SERIES W
                            ______ SHARES, SERIES F
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                              ------------------

    MFS Municipal Income Trust (the "Trust") is selling ______ Series W and ______ Series F Municipal Auction Rate Cumulative Preferred Shares ("Municipal Preferred"). The Trust is a non-diversified, closed-end management investment company that, as its investment objective, seeks to provide high current income exempt from federal income taxes. The Trust seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in debt securities issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax and, normally, at least 65% of its assets in tax-exempt securities which offer a current yield above that generally available on tax-exempt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized agencies).

    Investors in Municipal Preferred shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series W Municipal Preferred shares for the period from and including the date of issue to but excluding ________ __, 2000 will be ____% per year. The dividend rate on the Series F Municipal Preferred shares for the period from and including the date of issue to but excluding ________ __, 2000 will be ____% per year. For each subsequent period for a series, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Investors in shares of Municipal Preferred may participate in auctions through their broker-dealers in accordance with the procedures specified herein. The Trust may redeem shares of Municipal Preferred as described under "Description of Municipal Preferred -- Redemption."

    This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Trust's Statement of Additional Information, dated ________ __, 2000, has been filed with the Securities and Exchange Commission and contains additional information about the Trust and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy by calling Massachusetts Financial Services Company at 1-800-637-2304. See page __ of this Prospectus for a table of contents of the Statement of Additional Information.

                              ------------------

    INVESTING IN THE SHARES OF MUNICIPAL PREFERRED INVOLVES CERTAIN RISKS. SEE THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE __ OF THIS PROSPECTUS.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                       PER SHARE       TOTAL

Public Price......................................       $25,000     $________
Sales Load........................................     $________     $________
Proceeds to Trust (before expenses)*..............     $________     $________

*Offering Expenses to be paid by the Trust are estimated to be $___________.

    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the shares of Municipal Preferred are first issued.

    The underwriter is offering the shares of Municipal Preferred subject to various conditions. The underwriter expects to deliver the shares to purchasers, in book-entry form through The Depository Trust Company, on or about ________ __, 2000.

                              ------------------

                              SALOMON SMITH BARNEY
________ __, 2000

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE TRUST HAS NOT, AND THE UNDERWRITER HAS NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE TRUST IS NOT, AND THE UNDERWRITER IS NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE TRUST'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                              ------------------

                               TABLE OF CONTENTS



                                                                                            PAGE

PROSPECTUS SUMMARY.....................................................................     __
RISK FACTORS AND SPECIAL CONSIDERATIONS................................................     __
FINANCIAL HIGHLIGHTS...................................................................     __
THE TRUST..............................................................................     __
USE OF PROCEEDS........................................................................     __
CAPITALIZATION AT APRIL 30, 2000.......................................................     __
PORTFOLIO COMPOSITION..................................................................     __
INVESTMENT OBJECTIVE AND POLICIES......................................................     __
MANAGEMENT OF THE TRUST................................................................     __
THE AUCTION............................................................................     __
DETERMINATION OF NET ASSET VALUE.......................................................     __
DESCRIPTION OF MUNICIPAL PREFERRED.....................................................     __
RATING AGENCY GUIDELINES...............................................................     __
DESCRIPTION OF COMMON SHARES...........................................................     __
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST.........................................     __
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND...............................     __
TAX MATTERS............................................................................     __
CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND DISBURSING
   AGENT AND REGISTRAR.................................................................     __
UNDERWRITING...........................................................................     __
LEGAL OPINIONS.........................................................................     __
REPORTS TO SHAREHOLDERS................................................................     __
EXPERTS................................................................................     __
FURTHER INFORMATION....................................................................     __
GLOSSARY...............................................................................     __
APPENDIX A - INVESTMENT TECHNIQUES AND PRACTICES.......................................    A-1
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...............................     __

                               PROSPECTUS SUMMARY

    This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of the Municipal Preferred shares fully, you should read the entire Prospectus carefully, including the risk factors. You should also refer to the Glossary, which defines certain terms used in this Prospectus. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the Statement of Additional Information.

THE OFFERING                      MFS Municipal Income Trust (the "Trust") is
                                  offering a total of ______ shares of Series W and ______ shares of Series F Municipal
                                  Preferred at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Trust first issues the shares. Except as described in this Prospectus, the two series have the same rights and preferences and are offered on the same terms. The two offerings, however, are independent of each other, and one offering is not contingent upon the closing of the other offering. Certain information presented in this Prospectus assumes that each offering is made and effected as contemplated, but there can be no assurance that this will be the case. Salomon Smith Barney Inc. is offering the shares as underwriter.

                                  The Municipal Preferred shares of each series will be preferred shares of the Trust that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for that series. Except as described under "-- Dividends and Dividend Periods" and "Description of the Municipal Preferred -- Dividends and Dividend Periods," each dividend period for each series will be seven days. An auction agent will determine the dividend rate for each series for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period for that series.

                                  Investors and potential investors in the Municipal Preferred shares of each series may participate in auctions for the Municipal Preferred shares through their broker-dealers.

                                  Generally, investors in Municipal Preferred shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer) will maintain record ownership of the Municipal Preferred shares of each series in book-entry form. An investor's agent member, in turn, will maintain records of that investor's beneficial ownership of Municipal Preferred shares.

THE TRUST                         The Trust is a closed-end, non-diversified
                                  management investment company. See "The
                                  Trust." The Trust was organized as a
                                  Massachusetts business trust on September 18, 1986 and has registered under the Investment
                                  Company Act of 1940, as amended. The Trust's common shares of beneficial interest are traded on the New York Stock Exchange under the symbol "MFM."

RISK FACTORS SUMMARY Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund.

                                  The primary risks of investing in Municipal
                                  Preferred shares are the following:

                                       -  if an auction of a series fails you
                                          may not be able to sell some or all
                                          of your shares of that series;

                                       -  because of the nature of the market
                                          for Municipal Preferred shares, you
                                          may receive less than the price you
                                          paid for your shares if you sell them
                                          outside of the auction, especially
                                          when market interest rates are
                                          rising;

                                       -  a rating agency could downgrade
                                          Municipal Preferred shares, which
                                          could affect liquidity;

                                       -  the Fund may be forced to redeem your
                                          shares to meet regulatory or rating
                                          agency requirements or may
                                          voluntarily redeem your shares in
                                          certain circumstances;

                                       -  in extraordinary circumstances the
                                          Fund may not earn sufficient income
                                          from its investments to pay
                                          dividends;

                                       -  if long-term rates rise, the value of
                                          the Fund's investment portfolio may
                                          decline, reducing the asset coverage
                                          for the Municipal Preferred shares;
                                          and

                                       -  if an issuer of a municipal bond in
                                          which the Fund invests defaults,
                                          there may be a negative impact on the
                                          income and asset value of the Fund's
                                          portfolio (the effects of this risk
                                          may, however, be mitigated by the
                                          Fund's investment in municipal bonds
                                          covered by insurance).

                                  For additional risks of investing in the Municipal Preferred shares of the Fund, see "Risk Factors and Special Considerations" below.

DIVIDENDS AND DIVIDEND
PERIODS Dividends on each series of Municipal Preferred shares are cumulative from the date the shares are first issued. The Trust will pay dividends on the shares of Municipal Preferred, out of legally available funds and when declared by the Board of Trustees, beginning on ________ __, 2000 for Series W and ________ __, 2000 for Series F.

                                  After the initial dividend period, each
                                  dividend period for each series of the
                                  Municipal Preferred shares will generally consist of seven days; provided, however, that before any auction for a series, the Trust may decide, subject to certain limitations and only if it gives certain notices, to declare a special dividend period of up to five years. Accordingly, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding Wednesday for Series W and Friday for Series F Municipal Preferred shares. The Trust may specify different dividend payment dates for certain special dividend periods.

                                  The Trust will pay dividends through the securities depository (The Depository Trust Company) on each dividend payment date for each series.

                                  The dividend rate on the Series W Municipal
                                  Preferred for the period from and including the date of issue to but excluding ________ __, 2000 will be ____% per year. The dividend rate on the Series F Municipal Preferred for the period from and including the date of issue to but excluding ________ __, 2000 will be ____% per year. For each subsequent dividend period for a series, the auction agent (______) will determine the dividend rate on the shares of Municipal Preferred through an auction for that series.

MAXIMUM DIVIDEND RATE             Generally, the rate at which the Trust pays
                                  dividends on shares of a series of Municipal
                                  Preferred may not exceed the maximum dividend rate. The maximum dividend rate may vary for different dividend periods. It is determined by the current credit rating assigned to the shares of Municipal Preferred and an independent reference rate that may vary over time.

                                  If the number of shares of a series of
                                  Municipal Preferred available during an
                                  auction exceeds the total number of shares of such series subject to bids for that auction at less than or equal to the maximum dividend rate for such series, then the dividend rate for the subsequent dividend period for that series will be the maximum dividend rate. In addition, if the Trust fails to pay a dividend on shares of a series of Municipal Preferred, or if the Trust fails to pay the full redemption price for shares of a series of Municipal Preferred when due, then the dividend rate for the subsequent dividend period for that series will be the maximum dividend rate. If, however, the Trust cures its failure to pay a dividend or to pay the full redemption price, then the maximum dividend rate will not apply.

ASSET MAINTENANCE                 Under the Statement creating the Municipal
                                  Preferred shares of the Trust, which
                                  establishes and fixes the rights and
                                  preferences of the shares of Municipal
                                  Preferred, the Trust must maintain:

                                       -  asset coverage of the Municipal
                                          Preferred shares as required by the
                                          rating agency or agencies rating the
                                          Municipal Preferred shares, and

                                       -  asset coverage of the Municipal
                                          Preferred shares of at least 200% as
                                          required by the Investment Company
                                          Act of 1940.

                                  Based on the composition of the Trust's
                                  portfolio and market conditions as of
                                  ________ __, 2000, the asset coverage of the Municipal Preferred shares as measured pursuant to the Investment Company Act of 1940 would be approximately ____% if the Trust were to issue all Municipal Preferred shares of both series offered in this Prospectus, representing approximately ____% of the Trust's capital.

MANDATORY REDEMPTION              If the Trust does not maintain its required
                                  asset coverage, it must redeem shares of each series of Municipal Preferred at $25,000 per share plus any dividends that accumulate and remain unpaid up to the date fixed for redemption. The Trust will limit redemption to the number of Municipal Preferred shares, together with all other preferred shares of the Trust (if any), necessary to restore the required asset coverage. As of the date of this offering, there are no other preferred shares outstanding. The Trust may avoid mandatory redemption by restoring its required asset coverage pursuant to rating agency guidelines. The provisions of the Investment Company Act of 1940 may restrict the Trust's ability to make a mandatory redemption in connection with a failure to comply with the rating agencies' asset coverage requirements.

OPTIONAL REDEMPTION               The Trust, at its option and subject to
                                  certain conditions, may choose to redeem all or a portion of the shares of Municipal
                                  Preferred of each series generally on the second business day preceding any dividend payment date at the price of $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared to (but not including) the date fixed for redemption, and, during certain special dividend rate periods, any applicable premium.

LIQUIDATION PREFERENCE            The liquidation preference (that is, the
                                  amount the Trust must pay to Municipal
                                  Preferred shareholders if the Trust is
                                  liquidated) for shares of each series of Municipal Preferred will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

VOTING RIGHTS                     The Investment Company Act of 1940 requires
                                  that the holders of both series of Municipal
                                  Preferred shares, and the holders of any other preferred shares of the Trust, voting as a separate class, have the right to:

                                       -  elect at least two trustees at all
                                          times, and

                                       -  elect a majority of the trustees at
                                          any time when dividends on the
                                          Municipal Preferred shares, or any
                                          other preferred shares of the Trust,
                                          are unpaid for two full years.

                                  In each case, the holders of common shares, both series of Municipal Preferred shares, and any other preferred shares of the Trust, voting together as a single class, will elect the remaining trustees. The holders of each series of Municipal Preferred shares, and the holders of any other preferred shares of the Trust, will vote as a separate class or classes on certain other matters as required under the Trust's Declaration of Trust, the Investment Company Act of 1940, and Massachusetts law. Each common share, each Municipal Preferred share, and each share of any other class of preferred shares of the Trust is entitled to one vote per share.

TAXATION Dividends on shares of Municipal Preferred will be exempt from regular federal income tax in the hands of owners of such shares to the extent such dividends are paid from tax-exempt income earned on the Trust's investments. All or a portion of the Trust's dividends may increase a shareholder's alternative minimum tax liability. The Trust is currently required to allocate net capital gain, net tax-exempt income and other income taxable for federal income tax purposes, if any, proportionately between common shares of beneficial interest and shares of Municipal Preferred. The Trust may, in the case of a seven-day dividend period or a special dividend period of 28 days or fewer for the shares of Municipal Preferred, and may, in the case of any other special dividend period for such shares, give notice of the amount of any income taxable for federal income tax purposes to be included in a dividend on shares of Municipal Preferred in advance of the related auction. Alternatively, if the Trust does not give such advance notice, it generally will be required to pay such dividend, increased by a Gross-Up Payment, to holders of shares of Municipal Preferred. The amount of taxable income allocable to shares of Municipal Preferred will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant.

INVESTMENT OBJECTIVE              The Trust's investment objective is to
                                  provide high current income exempt from
                                  federal income taxes. There can be no
                                  assurance that the Trust will achieve its investment objective.

INVESTMENT STRATEGIES             The interest on the instruments in which the
                                  Trust primarily invests is exempt from
                                  federal income tax (other than the possible incidence of any alternative minimum tax).

                                  The Trust is a non-diversified mutual fund.
                                  This means that the Trust may invest a
                                  relatively high percentage of its assets in a small number of issuers. The Trust also may invest a high percentage of its assets in securities of issuers located in the same state, that derive income from similar type projects and that are otherwise related.

                                  The Trust invests, under normal market
                                  conditions, at least 80% of its total assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The Trust seeks to invest in municipal securities whose income is exempt from federal income taxes. However, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. Under normal circumstances, the Trust will invest at least 65% of its total assets in municipal securities that offer a current yield above that generally available on municipal securities in the three highest categories of recognized rating agencies. Tax-exempt securities offering the high current income sought by the Trust are ordinarily in the medium and lower rating categories of recognized rating agencies or are unrated and considered by MFS to be of comparable quality. Securities rated below investment grade are commonly known as junk bonds and the Trust may invest up to 100% of its net assets in these junk bonds.

                                  The Trust may temporarily invest either in tax-exempt securities in the higher rating categories of recognized rating agencies or in cash or cash equivalent short-term obligations of similar quality, including, but not limited to, short-term municipal obligations, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax.

INVESTMENT ADVISER                Massachusetts Financial Services Company
                                  ("MFS" or the "Adviser"), an investment
                                  adviser registered under the Investment
                                  Advisers Act of 1940, as amended, has served as the Trust's investment adviser since the Trust's inception.

RATINGS The Trust will not issue shares of Municipal Preferred unless such shares have a rating of Aaa from Moody's Investors Service, Inc. ("Moody's") and AAA from Standard & Poor's Ratings Group ("Standard & Poor's").

SECONDARY MARKET TRADING          Broker-dealers may, but are not obligated to,
                                  maintain a secondary market in shares of each series of Municipal Preferred outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Shares of each series of Municipal Preferred may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Trust.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    You should consider the following risk factors and other special considerations in deciding whether to invest in shares of Municipal Preferred.

Please note that there are many circumstances which could cause the value of your investment in the Municipal Preferred to decline, and which could prevent the Trust from achieving its objective, that are not described here.

    MUNICIPAL SECURITIES RISK.

    - INTEREST RATE RISK. As with any fixed income security, the prices of municipal securities in the Trust's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the Trust's portfolio will generally rise.

    - MATURITY RISK. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Trust's municipal security investments may affect the volatility of the Trust's share price.

    - CREDIT RISK. Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

    - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK. The Trust may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The Trust may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

    LIQUIDITY RISK. The fixed income securities purchased by the Trust may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the Trust's performance.

    LOWER RATED MUNICIPAL SECURITIES RISK.

    - HIGHER CREDIT RISK. Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

    - HIGHER LIQUIDITY RISK. During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    NON-DIVERSIFIED STATUS RISK. Because the Trust may invest a higher percentage of its assets in a small number of issuers, the Trust is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    AUCTION RISK. Shareholders may not be able to sell a series of Municipal Preferred shares at an auction if the auction fails; that is, if there are more Municipal Preferred shares of that series offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if a shareholder places hold orders (orders to retain Municipal Preferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, such shareholder will not retain his or her Municipal Preferred shares. Finally, if a shareholder buys shares or elect to retain shares without specifying a rate below which he or she would not wish to continue to hold those shares, and the auction sets a below-market rate, such shareholder may receive a lower rate of return on his or her shares than the market rate. See "Description of Municipal Preferred" and "The Auction -- Summary of Auction Procedures."

    ANTITAKEOVER PROVISIONS. The Trust's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could discourage a third party from seeking to obtain control of the Trust.

    INVESTMENT CONSIDERATIONS. Investors in the shares of Municipal Preferred should consider the following factors:

    - The credit ratings of the shares of Municipal Preferred could be reduced while an investor holds such shares.

    - Neither broker-dealers nor the Trust are obligated to purchase shares of the Municipal Preferred in an auction or otherwise nor is the Trust required to redeem shares of the Municipal Preferred in the event of a failed auction.

    - If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of the shares of Municipal Preferred wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the auction. As a result, investors may not have liquidity of investment.

    SECONDARY MARKET. The broker-dealers intend to maintain a secondary trading market in the shares of each series of Municipal Preferred outside of auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for either series of the shares of the Municipal Preferred will develop or, if it does develop, that it will provide holders with a liquid trading market. The shares of each series of Municipal Preferred will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the shares of Municipal Preferred, and a selling shareholder may have to sell Municipal Preferred between auctions at a price per share of less than $25,000. You may transfer shares outside of auctions only to broker-dealers or such other persons as may be permitted by the Trust.

                              FINANCIAL HIGHLIGHTS

    The tables below set forth certain specified information for a common share of beneficial interest of the Trust outstanding throughout each period presented. The financial highlights for the period ended October 31, 1999 have been audited by Deloitte & Touche LLP, the Trust's independent accountants, whose unqualified report on the period ended October 31, 1999 is included in the Trust's October 31, 1999 Annual Report and in "Report of Independent Accountants" in the "Financial Statements" section of the Statement of Additional Information. The financial highlights for the six month period ended April 30, 2000 are unaudited. The financial highlights should be read in conjunction with the financial statements and notes thereto included in "Financial Statements" in the Statement of Additional Information.


                                                            Year Ended
                                              --------------------------------------

Per share data (for a share outstanding       Six Month Ended
throughout each period):                       April 30, 2000     1999        1998       1997         1996        1995
                                                 (Unaudited)    --------    --------   --------    ---------    --------

Net asset value - beginning of period.......        $7.96       $  8.55     $  8.51    $  8.58     $  8.84      $  8.73
                                                   --------     --------    --------   ---------   --------
Income from investment operations # -
   Net investment income....................        $0.26       $  0.54     $  0.57    $  0.61     $  0.66      $  0.68

    Net realized and unrealized gain (loss) on
    investments.............................        (0.23)      $ (0.60)    $  0.05    $ (0.03)    $ (0.26)     $  0.13
                                                  --------      --------   --------    ---------    --------    --------

       Total from investment operations.....        $0.03        $ (0.06)   $  0.62    $  0.58     $  0.40      $  0.81

Less distributions declared to shareholders
   from net investment income...............       $(0.26)       $ (0.53)   $ (0.58)   $ (0.65)    $ (0.66)     $ (0.70)

Net asset value - end of period.............       $ 7.73        $  7.96    $  8.55    $  8.51     $  8.58      $  8.84
                                                  ========      ========   ========   ========     ========     ========
Per share market value - end of period......       $ 6.94        $  7.13    $  9.19    $  9.06     $  9.38      $  9.50
                                                  ========      ========   ========   ========     ========     ========
                                                     0.84%++       (0.59)%     8.37%      3.90%       4.50%       12.57%
Total return..................

Ratios (to average net assets)/Supplemental data:
                                                     1.08+          1.06%      1.10%      1.19%       1.24%        1.33%
   Expenses##.................
                                                     6.79+          6.49%      6.62%      7.26%       7.47%        7.66%
   Net investment income......
                                                      10%            15%        12%        21%          13%          14%
Portfolio Turnover............

Net assets at end of period                      $303,230       $312,195   $333,544   $329,282    $328,630     $334,985
(000 omitted).................

+       Annualized
++      Not annualized
#       Per share data are based on average shares outstanding.
##      Ratios do not reflect expense reductions from certain expense offset arrangements.

                                   THE TRUST

        The Trust is a closed-end, non-diversified management investment company. The Trust's investment objective is to provide high current income exempt from federal income taxes. The bonds and notes purchased by the Trust generally are issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds" or "tax-exempt securities"). See "Investment Objective and Policies." No assurance can be given that the Trust's investment objective will be achieved. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on September 18, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). In ________, the Trust issued ________ shares of beneficial interest, no par value (the "Common Shares"), pursuant to the initial public offering thereof and commenced operations. The Trust's Common Shares are traded on the New York Stock Exchange under the symbol "MFM." The Trust's principal office is located at 500 Boylston Street, Boston, MA 02116, and its telephone number is (617) 954-5000.

                                USE OF PROCEEDS

    The net proceeds of this offering will be approximately $________, after payment of the sales load to Salomon Smith Barney Inc. (the "Underwriter") and estimated offering costs.

    The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies. It is presently anticipated that the Trust will be able to invest substantially all of the net proceeds in Municipal

Obligations that meet the Trust's investment objective at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, the Trust will invest such proceeds initially in high-quality, short-term tax-exempt securities, the income on which will be exempt from federal income taxes (other than the possible incidence of any alternative minimum tax), or in high-quality Municipal Obligations with relatively low volatility (such as pre-refunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of the offerings immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objective and Policies," the income on which is subject to federal income taxes.

                        CAPITALIZATION AT APRIL 30, 2000

    The following table sets forth the unaudited capitalization of the Trust at April 30, 2000 and as adjusted to give effect to the issuance of the shares of Series W and Series F Municipal Preferred offered hereby (including estimated offering expenses and sales loads of $______).

                                                                 ACTUAL          AS ADJUSTED

Shareholders' Equity:
  Preferred Shares, no par value per share; unlimited shares authorized (no shares issued; _____ shares of Municipal
     Auction Rate Cumulative Preferred Shares issued, as
     adjusted, at $25,000 per share liquidation
     preference).............................................  $                 $ ______
  Common Shares, no par value per share; unlimited shares
     authorized; 39,297,340 less 55,500 treasury shares......   355,603,287
  Accumulated undistributed net investment income.....            1,038,188        ______
  Accumulated net realized loss on investments.....              (6,919,649)       ______
  Unrealized depreciation on investments................        (46,491,950)       ______
                                                              ==============    ===============
Net Assets.............................................        $303,229,876      $ ______
                                                              ==============    ===============

                             PORTFOLIO COMPOSITION

    As of April 30, 2000, approximately ____% of the market value of the Trust's portfolio was invested in long and intermediate-term Municipal Obligations and approximately ____% of the market value of the Trust's portfolio was invested in short-term securities. For purposes of the foregoing sentence, futures contracts in which the Trust has invested are not included in the market value of the Trust's portfolio. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio (excluding short-term securities) as of April 30, 2000.


 STANDARD &    NUMBER OF      MARKET               NUMBER OF   MARKET
  POOR'S*       ISSUES        VALUE       PERCENT   MOODY'S*   ISSUES      VALUE      PERCENT

    AAA          ____           $______    ______%    Aaa       ____       $______    ______%
     AA          ____            ______    ______      Aa       ____        ______    ______
     A           ____            ______    ______      A        ____        ______    ______
    BBB          ____            ______    ______     Baa       ____        ______    ______
     BB          ____            ______    ______      Ba       ____        ______    ______
     B           ____            ______    ______      B        ____        ______    ______
    NR**         ____            ______    ______     NR**      ____        ______    ______
                 ----
   Total                        $______    100.00%   Total      ____       $______    100.00%
                 ====                      =======                                    =======

---------------------------
 * Standard & Poor's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB and B ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

** Many bonds are rated by only one rating agency, which results in a higher percentage of bonds in this category. The total market value of bonds that do not carry a rating from any rating service is $________, which represents ____% of the market value of the Trust's portfolio (excluding short-term securities and futures) as of ________ __, 2000.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Trust's investment objective is to provide high current income exempt from federal income taxes.

    The Trust is a non-diversified mutual fund and invests, under normal market conditions, at least 80% of its total assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The Trust seeks to invest in municipal securities whose income is exempt from federal income taxes. However, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. Under normal circumstances, the Trust will invest at least 65% of its total assets in municipal securities that offer a current yield above that generally available on municipal securities in the three highest categories of recognized rating agencies. Tax-exempt securities offering the high current income sought by the Trust are ordinarily in the medium and lower rating categories of recognized rating agencies or are unrated and considered by MFS to be of comparable quality. Securities rated below investment grade are commonly known as junk bonds and the Trust may invest up to 100% of its net assets in these junk bonds.

    In selecting fixed income investments for the Trust, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the Trust) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    The Trust may temporarily invest either in tax-exempt securities in the higher rating categories of recognized rating agencies or in cash or cash equivalent short-term obligations of similar quality, including, but not limited to, short-term municipal obligations, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax.

    The Trust may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the

Trust and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Trust may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

    The Trust may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a Trust with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Trust's performance.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

    The Board of Trustees is responsible for the general supervision of the Trust, including general supervision of the duties performed by the Adviser under its Advisory Agreement (as defined below) with the Trust. There are 8 trustees of the Trust, 2 of whom are "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser. The names and addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

THE ADVISER

    MFS. MFS, a Delaware corporation, is the Trust's Adviser. MFS and its predecessor organizations have a history of money management dating from 1924, thus making MFS America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc. ("Sun Life of Canada (U.S.)") which in turn is an indirect wholly owned subsidiary of Sun Life of Canada ("Sun Life"). Sun Life, is one of the largest international life insurance companies and has been operating in the United States since 1895. The executive officers of MFS report to the Chairman of Sun Life. The principal business address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

    Portfolio Manager. Michael Roberge is a Senior Vice President of MFS. Mr. Roberge has been the portfolio manager of the Fund since December, 1997 and has been employed in the investment area of MFS since 1996. From 1994 to 1996, Mr. Roberge worked as a municipal credit analyst and portfolio manager with Colonial Investment Management.

    Advisory Agreement. The Investment Advisory Agreement between MFS and the Trust (the "Advisory Agreement") provides that, subject to the direction of the Board of Trustees of the Trust, MFS is responsible for the actual management of the Trust's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Adviser, subject to review by the Board of Trustees. The Adviser also provides certain administrative services and general office facilities.

    Advisory Fee. For the services provided by MFS under the Advisory Agreement, the Trust pays it a fee computed and paid monthly in an amount equal to the sum of 0.4% of the average daily net assets of the Trust and 6.32% of the gross income (i.e., income other than gains from the sale of securities or gains received from futures contracts) of the Trust, in each case on an annualized basis, for the Trust's then-current fiscal year. This advisory fee may be greater than that paid by funds with similar investment objectives.

                                  THE AUCTION

GENERAL

    The provisions of the Statement creating the Municipal Preferred shares of the Trust (the "Statement") provide that, except as otherwise described herein, the Applicable Rate with respect to shares of Municipal Preferred for each Rate Period after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction."

    Certain defined terms used in this section and under "Description of Municipal Preferred" are defined in the Glossary.

AUCTION PROCEDURES

    Prior to the Submission Deadline on each Auction Date for e shares of each series of Municipal Preferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of Municipal Preferred (a "Beneficial Owner") may submit orders ("Orders") to that Broker-Dealer as follows:

    - Hold Order -- indicating its desire to hold shares of Municipal Preferred without regard to the Applicable Rate for the next Rate Period.

    - Bid -- indicating its desire to sell shares of Municipal Preferred at $25,000 per share if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid (also known as a hold-at-a rate order).

    - Sell Order -- indicating its desire to sell shares of Municipal Preferred at $25,000 per share without regard to the Applicable Rate for the next Rate Period.

    A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an Order to its Broker-Dealer will ordinarily be deemed to have submitted a Hold Order to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order to its Broker-Dealer for an Auction relating to a Rate Period for Municipal Preferred of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner of additional shares of Municipal Preferred as discussed below.

    A customer of a Broker-Dealer that is not a Beneficial Owner of shares of Municipal Preferred but that wishes to purchase shares, or that is a Beneficial Owner that wishes to purchase additional shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of Municipal Preferred at $25,000 per share if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

    The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Trust. The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. See "The Auction -- Broker-Dealers" in the Statement of Additional Information.

    If Sufficient Clearing Bids exist (that is, the number of shares of Municipal Preferred subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of Municipal Preferred subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Rate Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of Municipal Preferred available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Rate Period will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of Municipal Preferred subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders, the Applicable Rate for the next succeeding Rate Period will be the All Hold Order Rate.

    The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales with respect to shares of each series of Municipal Preferred will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Member. The Securities Depository will make payment to the Sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix D to the Statement of Additional Information.

    The first Auction for shares of Municipal Preferred will be held on ________, ________ __, 2000 for Series W and ________, ________ __, 2000 for

Series F, the Business Day preceding the Dividend Payment Date for the Initial Rate Period of each respective series. Thereafter, except during Special Rate Periods, Auctions will normally be held every Tuesday for Series W and Thursday for Series F, and each Subsequent Rate Period will normally begin on the following Wednesday for Series W and Friday for Series F.

    Except as noted below, whenever the Trust intends to include any net capital gain or other income taxable for federal income tax purposes in any dividend on shares of Municipal Preferred, the Trust shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. The Trust may also include such net capital gain or other income taxable for federal income tax purposes in a dividend on shares of Municipal Preferred without giving advance notice if the dividend is increased by a Gross-Up Payment. The Trust must notify the Auction Agent of the amount not later than the Dividend Payment Date next preceding the next Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNICIPAL PREFERRED

    The Broker-Dealers (including the Underwriter) expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. The Broker-Dealers may discontinue such activity at any time. There can be no assurance that a secondary trading market for shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations System. Investors who purchase shares of Municipal Preferred in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the secondary market value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

    A Beneficial Owner or an Existing Holder may sell, transfer, or otherwise dispose of shares of Municipal Preferred only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Trust; provided, however, that (a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                        DETERMINATION OF NET ASSET VALUE

    Net asset value of the Trust will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Trust may authorize. The net asset value of the Trust equals the value of the Trust's assets less the Trust's liabilities. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations are valued at fair value as determined in good faith by or at the direction of the Trustees.

                       DESCRIPTION OF MUNICIPAL PREFERRED

GENERAL

    The Declaration of Trust of the Trust (the "Declaration") provides that the Trust may authorize separate classes of shares of beneficial interest. The Statement authorizes the issuance of _____ preferred shares of beneficial interest, no par value per share, which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees ("Preferred Shares"). The Statement authorizes the issuance of up to ______ shares of Series W and ______ shares of Series F Municipal Preferred. Shares of Municipal Preferred carry one vote per share. Shares of Municipal Preferred will, when issued, be fully paid and, subject to matters discussed in "Shareholder Liability" in the Statement of Additional Information, nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

DIVIDENDS AND DIVIDEND PERIODS

    GENERAL. The Initial Rate Period for Series W Municipal Preferred shares is a period consisting of ____ days. The Initial Rate Period for Series F Municipal Preferred shares is a period consisting of ____ days. Any Subsequent Rate Period will be a Minimum Rate Period (7 Rate Period Days) unless the Trust, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "Designation of Special Rate Periods" below.

    Dividends on the shares of Municipal Preferred will be payable, when, as and if declared by the Board of Trustees out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law on Wednesday, ________ __, 2000 for Series W and Friday, ________ __, 2000 for Series F, and thereafter on each Wednesday for Series W and Friday for Series F; provided, however, that (1) if the day on which dividends would otherwise be payable is not a Business Day, then dividends shall be payable instead on the first Business Day that falls after such regular dividend payment day and (2) the Trust may specify different Dividend Payment Dates in respect of any Special Rate Period of such shares of more than 28 Rate Period Days.

    The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

    Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker-Dealers, however, has indicated to the Trust that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

    Dividends on shares of Municipal Preferred shall accumulate from the Date of Original Issue. The dividend rate for Series W Municipal Preferred shares for the Initial Rate Period will be ____% per annum. The dividend rate for

Series F Municipal Preferred shares for the Initial Rate Period will be ____% per annum. For each Subsequent Rate Period, the dividend rate will be the Applicable Rate that the Auction Agent advises the Trust results from an Auction, except as provided below.

        The Applicable Rate that results from an Auction will not be greater than the Maximum Rate for shares of a series of Municipal Preferred which is:

               (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (2) the Rate Multiple on such Auction Date, unless such shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

                      (A) the dividend rate on such shares of such series of
               the then-ending Rate Period; and

                      (B) the product of (x) the higher of (I) the Reference
               Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and
               (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

               (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

        If any Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

        If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Trust shall have paid a late charge, each as described more fully in the Statement of Additional Information, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of Municipal Preferred for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.

        If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of Municipal Preferred during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Trust shall not have paid a late charge, each as described more fully in the Statement of Additional Information, no Auction will be held in respect of such shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid (such late charge to be paid only in the event Moody's is rating such shares at the time the Trust cures such failure)), and the dividend rate for such shares for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-").

        If the Trust fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of Municipal Preferred during a Special Rate Period of more than 364 Rate Period Days, or during any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or, in the event Moody's is then rating such shares, the Trust shall not have paid a late charge, in each case prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period and as more fully described in the Statement of Additional Information, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge is so paid (such late charge to be paid only in the event that Moody's is rating the shares at the time and the Trust cures such failure)), and the dividend rate for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-").

        A failure to pay dividends on or the redemption price of shares of Municipal Preferred shall have been cured with respect to any Rate Period if, within the respective time periods described above, the Trust shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred of such series and (ii) without duplication, the redemption price for the shares of Municipal Preferred of such series, if any, for which notice of redemption has been mailed by the Trust; provided, however, that the foregoing clause (ii) shall not apply to the Trust's failure to pay the redemption price in respect of shares of Municipal Preferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

        GROSS-UP PAYMENTS. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

        If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, or, in the case of any other Special Rate Period, the Trust allocates any net capital gain or other income taxable for federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The Auction -- Auction Procedures" (a "Taxable Allocation") by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal

Preferred or the liquidation of the Trust or any other reason, the Trust will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment with respect to shares of Municipal Preferred during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

        If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Trust makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of such shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

        The Trust shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

        A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

        RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any shares of Municipal Preferred are outstanding, the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent;
(2) the Trust has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto; and (3) immediately after such transaction the Discounted Value of the Trust's portfolio would at least equal the Municipal Preferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of Municipal Preferred.

        Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

        The Trust, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (i) the Trust shall give certain notices to the Auction Agent, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and (iii) if the Trust shall have mailed a notice of redemption with respect to any shares of Municipal Preferred, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

VOTING RIGHTS

        In addition to voting rights described below under "Certain Provisions in the Declaration of Trust" and in the Statement of Additional Information under "Investment Objective and Policies -- Fundamental Investment Policies," holders of shares of Municipal Preferred, voting as a separate class, are entitled to elect (1) two trustees of the Trust at all times and (2) a majority of the trustees if at any time dividends on shares of Municipal Preferred shall be unpaid in an amount equal to two years dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In all other cases, trustees shall be elected by holders of Common Shares and Preferred Shares (including Municipal Preferred), voting together as a single class.

        Subject to the voting rights described above and except as otherwise specified under "Certain Provisions in the Declaration of Trust," the Trust may not, among other things, without the approval of the holders of a "majority of the outstanding" shares of Municipal Preferred, voting as a separate class, approve any plan of reorganization adversely affecting shares of Municipal Preferred. In addition, the Trust may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting as a separate class: (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon liquidation or (b) amend, alter or repeal the provisions of the Declaration or the By-Laws, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such shares of Municipal Preferred or the holders thereof; provided, however, that a division of a share of Municipal Preferred shall be deemed to materially affect any such preference, right or power only if the terms of such division adversely affect the holders of shares of Municipal Preferred. The Trust may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. Notwithstanding the second sentence of this paragraph, the Trust may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon liquidation if the Trust obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred; provided, however, that if Moody's or Standard & Poor's is not then rating the shares of Municipal Preferred, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $___________. If any action set forth in this paragraph would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Trust will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

REDEMPTION

        MANDATORY REDEMPTION. In the event the Trust does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, shares of Municipal Preferred will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of Municipal Preferred necessary to restore the required Discounted Value or the 1940 Act Municipal Preferred Asset Coverage, as the case may be.

        In determining the number of shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Trust will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and other Preferred Shares of the Trust, subject to redemption or retirement.

        OPTIONAL REDEMPTION. Shares of Municipal Preferred are redeemable, at the option of the Trust:

               (i) in whole or in part, on the second Business Day preceding any Dividend Payment Date for such shares, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding and (2) the notice establishing a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

               (ii) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, on the first day following any Dividend Period included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

        Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of a series of Municipal Preferred shall be redeemed unless all outstanding shares of such series Municipal Preferred are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series of Municipal Preferred.

LIQUIDATION

        Upon a liquidation of the Trust, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, an amount equal to the aggregate of (i) the liquidation preference with respect to such shares ($25,000 per share), (ii) an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, and (iii) any applicable Gross-up Payments in connection with the liquidation of the Trust. The holders of shares of Municipal Preferred will receive this amount before any payment or distribution shall be made on the Common Shares. The right to such amount, upon liquidation, is subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of Municipal Preferred with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for as described herein, the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Trust.

        Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Trust shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

        The Trust is required under Moody's and Standard & Poor's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount. Moody's and Standard & Poor's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Standard & Poor's guidelines do not impose any limitations on the percentage of Trust assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Municipal Preferred Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of shares of Municipal Preferred then outstanding and
(ii) certain accrued and projected payment obligations of the Trust.

        The Trust is also required under rating agency guidelines to maintain, with respect to the shares of Municipal Preferred, as of the last Business Day of each month in which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including shares of Municipal Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Municipal Preferred Asset Coverage"). Based on the composition of the Trust's portfolio and market conditions as of ________ __, 2000, the 1940 Act Municipal Preferred Asset Coverage with respect to shares of Municipal Preferred, assuming the issuance on the date hereof of all shares of Municipal Preferred offered hereby and after giving effect to the deduction of the sales load and offering costs relating thereto estimated at $______, would be computed as follows:


Value of Trust assets less liabilities not
constituting senior securities                         $______
--------------------------------------------
                                               =                      =    ___%
Senior securities representing indebtedness
  plus                                                 $______
liquidation value of the shares of
Municipal Preferred

        In the event the Trust does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, the Trust will be required to redeem shares of Municipal Preferred as described above under "Description of Municipal Preferred -- Redemption."

        The Trust may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of Municipal Preferred may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

        As described by Moody's and Standard & Poor's, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Municipal Preferred are not recommendations to purchase, hold or sell shares of Municipal Preferred, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of Municipal Preferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Standard & Poor's by the Trust and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

        A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Trust will pay certain fees to Moody's or Standard & Poor's, or both, for rating shares of Municipal Preferred.

                          DESCRIPTION OF COMMON SHARES

        In addition to the shares of Municipal Preferred, the Declaration authorizes the issuance of an unlimited number of Common Shares, no par value. As of April 30, 2000, the Trust had 39,241,840 Common Shares outstanding and net assets of $303,229,876. See "Financial Highlights," above.

        All Common Shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Common Shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. So long as any shares of Municipal Preferred are outstanding, the Trust is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Shares unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on any preferred shares of the Trust have been paid.

        In the past, the Trust's Common Shares have traded on the New York Stock Exchange at various times at either a premium or a discount in relation to net asset value. Shares of other closed-end investment companies frequently trade on a stock exchange at a discount from net asset value.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

        The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This may make it more difficult to change the Trust's management and could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. Also, the Declaration provides that the affirmative vote or consent of two-thirds of the outstanding Common Shares and any Preferred Shares of the Trust (including shares of Municipal Preferred), voting together as a single class, and of the Preferred Shares (including shares of Municipal Preferred) voting as a separate class, would be required to authorize the conversion of the Trust from a closed-end to an open-end investment company. This two-thirds vote requirement is higher than the vote required under the 1940 Act. In addition, the affirmative vote or consent of the holders of two-thirds of the outstanding shares of the Trust is required to authorize any of the following transactions:

        (i) merger or consolidation of the Trust with or into any other corporation;

        (ii) sale, lease or exchange of all or any substantial part of the assets of the Trust to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

        (iii) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding shares of the Trust.

However, such vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction.

        The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, they provide the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management.

        Reference is made to the Declaration of Trust of the Trust, on file with SEC, for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF SHARES

        Shares of closed-end investment companies frequently trade at a discount from net asset value. The Board of Trustees regularly monitors the relationship between the Trust's market price and net asset value. If shares of the Trust were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or the making of tender offers for such shares. Since commencement of the Trust's operations, no such open market purchases or tender offers have been made, and no assurances can be given that such actions will be taken in the future. Subject to its investment restrictions, the Trust may borrow money to finance the repurchase of shares, subject to compliance with the 1940 Act Municipal Preferred Asset Coverage, Section 18 of the 1940 Act and the other limitations described under "Rating Agency Guidelines." Shares may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 200% with respect to any preferred shares of the Trust, including shares of Municipal Preferred) are not met or would not be met following such repurchase or (ii) if otherwise prohibited by applicable law.

        There can be no assurance that repurchases or tenders, if they were to occur, would result in the shares trading at a price which is equal to their net asset value. The Trust anticipates that the market price of the shares will usually vary from net asset value. The market price of the shares will be determined, among other things, by the relative demand for and supply of the shares in the market, the Trust's investment performance, the Trust's dividends and yield and investor perception of the Trust's overall attractiveness as an investment as compared with other investment alternatives. It should be recognized that any such acquisitions of shares would decrease the total assets of the Trust and therefore have the effect of increasing the Trust's expense ratio. Furthermore, any interest on borrowings to finance share repurchase transactions would reduce the Trust's net income.

CONVERSION TO OPEN-END STATUS

        The Trust's Board of Trustees may from time to time consider submitting to the holders of the shares of beneficial interest of the Trust at any time a proposal to convert the Trust to an open-end investment company. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Trust's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on lower rated securities in the Trust's portfolio and interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Massachusetts law, conversion of the Trust to an open-end investment company would require the affirmative vote of two-thirds of the Common Shares and any Preferred Shares of the Trust (including shares of Municipal Preferred) entitled to be voted on the matter, voting together as a single class, and of the Preferred Shares (including shares of Municipal Preferred) entitled to be voted on the matter, voting as a single class. This two-thirds vote requirement is higher than the vote required under the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Trust converted to an open-end investment company, it would be required to redeem all shares of Municipal Preferred then outstanding at the redemption price specified under "Description of Municipal Preferred -- Redemption -- Optional Redemption." In addition, the Trust could be required to liquidate portfolio securities to meet required and requested redemptions, and its Common Shares would no longer be listed on the Exchange. No assurance can be given that the Board will, at any time in the future, decide to submit a proposal to convert to open-end status to the shareholders of the Trust.

                                  TAX MATTERS

        The following discussion briefly summarizes some of the federal and state income tax considerations generally applicable to investments in the Trust. A more detailed summary is available under the heading "Tax Matters" in the Statement of Additional Information. However, because each investor's tax situation is different (especially with regard to state, local and foreign tax considerations) investors are urged to consult their own tax advisers regarding the tax considerations that may be applicable in their particular situations.

        The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Trust intends to distribute all of its net tax-exempt income, net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Trust will be required to pay an entity-level federal income or excise tax.

        The Trust intends to satisfy applicable requirements of the Code so as to be able to designate dividends that the Trust pays from interest on Municipal Bonds as "exempt-interest dividends." Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Distributions of income, if any, from capital gains, from investments in taxable securities, and from certain other transactions, including futures transactions, will be taxable to shareholders. The Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of shares of Municipal Preferred in proportion to the total dividends paid to each of those classes for a given taxable year.

        The Trust does not expect any of its dividends to qualify for the dividends-received deduction for corporations. Shareholders may not have to pay state or local taxes on the portion of dividends that the Trust pays from interest on U.S. government obligations; investors should consult with their tax advisers in this regard.

        Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Trust will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax, and a portion of the Trust's exempt-interest dividends may be treated as a tax preference item for purposes of the federal individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. All or a portion of exempt-interest dividends may be subject to state and local income taxes. Entities or persons who are "substantial users" (or who are related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Trust.

        As described under the heading "Description of Municipal Preferred," above, the Trust may be required to make Gross-up Payments to holders of Municipal Preferred shares. Gross-up Payments are generally intended to put holders in the same federal income tax position they would have been in had all of the dividends paid to them consisted of exempt-interest dividends. However, Gross-up Payments will not compensate for any foreign, state or local taxes on distributions paid by the Trust, including foreign, state or local taxes on the Gross-up Payments themselves. Gross-up Payments also will not compensate holders in the event that the Internal Revenue Service recharacterizes as a taxable distribution any payment that the Trust has designated as an exempt-interest dividend (including a Gross-up Payment so designated).

        The Trust intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted by an applicable treaty) on any taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Trust is also required under certain circumstances to apply backup withholding at the rate of 31% on taxable dividends paid to any shareholder (including a shareholder who is not a citizen or resident of the U.S.) who does not furnish certain required information and certifications to the Trust, or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. The Trust will send written notices to shareholders regarding the federal income tax status of all dividends and distributions for each calendar year, including the portion constituting exempt-interest dividends, the portion, if any, taxable as ordinary income, the portion, if any, taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes, but which results in a basis reduction), and the amount, if any, of federal income tax withheld.

        A shareholder's sale or disposition of Trust shares will ordinarily be a taxable event for federal income tax purposes. A taxable disposition will result in a capital gain or loss if the shares are held as a capital asset, which will generally be a long-term capital gain or loss if the shares were held for more than twelve months, and otherwise a short-term capital gain or loss. A loss realized on a sale of shares held for six months or less will be disallowed to the extent of exempt-interest dividends received on the shares, and any portion allowed will be treated as a long-term capital loss to the extent of capital gain dividends received on the shares. Losses may also be disallowed under rules relating to wash sales. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect that accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

                   CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
                    DIVIDEND DISBURSING AGENT AND REGISTRAR

        The Trust's securities and cash are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian (the "Custodian") under a custodian contract.

        ______, serves as auction agent for the Trust in connection with the shares of Municipal Preferred. ______ also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of Municipal Preferred.

        MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738, is the shareholder servicing agent, registrar and transfer agent for the Common Shares of the Trust.

                                  UNDERWRITING

        Subject to the terms and conditions of the Underwriting Agreement between Salomon Smith Barney Inc. (the "Underwriter") and the Trust (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Trust has agreed to sell, ______ shares of Series W and ______ shares of Series F Municipal Preferred offered hereby.

        The Underwriting Agreement provides that the obligations of the Underwriter are subject to the approval of certain legal matters by counsel and to certain conditions precedent, and that the Underwriter is obligated to purchase all of the shares of Municipal Preferred if any are purchased.

        The Trust has been advised by the Underwriter that it proposes initially to offer the shares of each series of Municipal Preferred offered hereby to the public at the price set forth on the cover page of this Prospectus and to selected dealers at such price less a concession not to exceed $________ per share. The underwriting commission to be paid by the Trust of $________ per share is equal to ____% of the initial offering price. The Underwriter may allow, and such dealers may re-allow, a concession not in excess of $________ per share on sales to certain other dealers. After the initial public offering, the public offering price and the concession may be changed by the Underwriter.

        The Trust anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an Underwriter. The Trust anticipates that the Underwriter or one of its affiliates may, from time to time, act in Auctions as Broker-Dealers as set forth under "The Auction -- General" and will receive the fees described under "The Auction -- Broker-Dealers" in the Statement of Additional Information in exchange for so acting. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities and therefore can be expected to engage in portfolio transactions with the Trust.

        The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10010.

                                 LEGAL OPINIONS

        Certain legal matters in connection with the Series W and F Municipal Preferred offered hereby will be passed upon for the Trust by Bingham Dana LLP,

Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett will rely, as to certain matters of Massachusetts law in its opinion, on the opinion of Bingham Dana LLP.

                            REPORTS TO SHAREHOLDERS

        The Trust will send unaudited semiannual and audited annual reports to its shareholders based on Generally Accepted Accounting Principals in the United States of America, including, as currently required by regulations of the Securities and Exchange Commission, a list of investments held.

                                    EXPERTS

        The Financial Statements included in the Statement of Additional Information have been so included in the reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

                              FURTHER INFORMATION

        The Trust has filed with the Securities and Exchange Commission (the "Commission"), Washington, DC 20549, a Registration Statement under the Securities Act with respect to the shares of Municipal Preferred offered hereby. Further information concerning these securities and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

        The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Call 1-202-942-8090 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Trust may also be inspected at the offices of the Exchange. The Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission is also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. In addition, reports, proxy and information statements and other information concerning the Trust can be inspected at the offices of the Exchange, 20 Broad Street, New York, New York 10005.

                                    GLOSSARY

        " 'AA' Composite Commercial Paper Rate," on any date for any Rate Period of shares of a series of Municipal Preferred, means: (i)(A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the outstanding shares of such series of Municipal Preferred are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's or the equivalent of such rating by Standard & Poor's or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by certain commercial paper dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

        "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        "All Hold Order Rate," with respect to a Rate Period for which an Auction is held, means the lesser of the Kenny Index (if the Rate Period for which the Auction is held consists of fewer than 183 Rate Period Days) or the product of (i)(1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days, (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3), as applicable, being referred to herein as the "Benchmark Rate"), and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series of Municipal Preferred in such Rate Period any net capital gains or other income taxable for federal income tax purposes ("Taxable Income"), the Applicable Rate on shares of Municipal Preferred for such Rate Period will be
(A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period
Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by
(a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

        "Applicable Rate" means the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period thereof.

        "Auction Agency Agreement" means an agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.

        "Auction Agent" means the entity appointed as such by a resolution of the Board of Trustees.

        "Bidder" means a Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer or an Existing Holder or Potential Holder placing an order with the Auction Agent or on whose behalf an Order is placed with an Auction Agent.

        "Board of Trustees" means the Board of Trustees of the Trust or any duly authorized committee thereof.

        "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

        "Broker-Dealer Agreement" means an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        "Business Day" shall mean a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York are authorized by law to close.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Date of Original Issue" with respect to shares of a series of Municipal Preferred means the date on which the Trust initially issued such shares.

        "Dividend Payment Date" with respect to shares of a series of Municipal Preferred means any date on which dividends on shares of such series of Municipal Preferred are payable as provided under "Description of Municipal Preferred -- Dividends and Dividend Periods."

        "Dividend Period" with respect to shares of a series of Municipal Preferred means the period from and including the Date of Original Issue of shares of such series of Municipal Preferred to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares.

        "Existing Holder" with respect to shares of a series of Municipal Preferred means a Broker-Dealer (or any such other person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series of Municipal Preferred.

        "Gross-Up Payment" has the meaning specified under "Dividends and Dividend Periods - Gross-Up Payments."

        "Initial Rate Period" means the period from and including the Date of Original Issue of shares of Municipal Preferred to but excluding Wednesday, ________ __, 2000 for Series W shares and Friday, ________ __, 2000 for Series F shares.

        "Kenny Index" has the meaning specified under "Taxable Equivalent of the Short-Term Municipal Bond Rate."

        "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days.

        "Potential Holder" with respect to shares of a series of Municipal Preferred means a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of Municipal Preferred or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional shares.

        "Rate Multiple" with respect to shares of a series of Municipal Preferred means a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding the relevant Auction Date:

PREVAILING RATING                                                             PERCENTAGE

"aa3"/AA- or higher....................................................          110%
"a3"/A-................................................................          125%
"baa3"/BBB-............................................................          150%
"ba3"/BB-..............................................................          200%
Below "ba3"/BB-........................................................          250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the ratings for shares of Municipal Preferred are split between two of the foregoing categories, the lower rating will determine the prevailing rating. If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

        "Rate Period" with respect to shares of a series of Municipal Preferred means the Initial Rate Period of shares of such series of Municipal Preferred and any Subsequent Rate Period of such shares.

        "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for either (i) the shortening or lengthening, as the case may be, of such Rate Period or Dividend Period as set forth under "Description of Municipal Preferred -- Dividends and Dividend Periods" because the day on which dividends would otherwise be payable is not a Business Day or (ii) the shortening of such Rate Period pursuant to the provisions relating to the designation of Special Rate Periods as set forth in the Statement of Additional Information under "Description of Municipal Preferred -- Designation of Special Rate Periods."

        "Reference Rate" means (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

        "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

        "Special Rate Period" with respect to shares of a series of Municipal Preferred means any Subsequent Rate Period commencing on the date designated by the Trust, as set forth under "Description of Municipal Preferred -- Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.

        "Submission Deadline" means 1:30 P.M. New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        "Submitted Bid" means a valid Bid submitted or deemed submitted to the Auction Agent by a Broker-Dealer by the Submission Deadline.

        "Submitted Hold Order" means a valid Hold Order submitted or deemed submitted to the Auction Agent by a Broker-Dealer by the Submission Deadline.

        "Subsequent Rate Period" with respect to shares of a series of Municipal Preferred means any period from and including the first day following the Initial Rate Period of shares of such series of Municipal Preferred to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

        "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Standard & Poor's Kenny 30-day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Standard & Poor's J.J. Kenny Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular federal income tax purposes under the Code, of "high grade" component issuers selected by Standard & Poor's J.J. Kenny Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Standard & Poor's J.J. Kenny Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

        "Treasury Bill" means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

        "Treasury Bill Rate," on any date for any Rate Period, means: (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from certain U.S. Government securities dealers to the Auction Agent.

        "Treasury Note" means a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

        "Treasury Note Rate," on any date for any Rate Period, means: (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from certain U.S. Government securities dealers to the Auction Agent.

                                   APPENDIX A

                      INVESTMENT TECHNIQUES AND PRACTICES

        In pursuing its investment objective, the Trust may engage in the following principal and non-principal techniques and practices. Investment techniques and practices which are the principal focus of the Trust are also described, together with their risks, under "Investment Objective and Policies" and "Risk Factors and Special Considerations" in the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS.x  permitted   --  not permitted

Debt Securities
 Asset-Backed Securities
 Collateralized Mortgage Obligations and Multiclass
 Pass-Through Securities                                     x
 Corporate Asset-Backed Securities                           x
 Mortgage Pass-Through Securities                            x
 Stripped Mortgage-Backed Securities                         x
 Corporate Securities                                        x
 Loans and Other Direct Indebtedness                         x
 Lower Rated Bonds                                           x
 Municipal Bonds                                             x
 Speculative Bonds                                           x
 U.S. Government Securities                                  x
 Variable and Floating Rate Obligations                      --
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds    x
 Equity Securities                                           x
 Foreign Securities Exposure
 Brady Bonds                                                 --
 Depositary Receipts                                         --
 Dollar-Denominated Foreign Debt Securities                  --
 Emerging Markets                                            --
 Foreign Securities                                          --
 Forward Contracts                                           --
 Futures Contracts                                            x
 Indexed Securities/Structured Products                       x
 Inverse Floating Rate Obligations                            x
 Investment in Other Investment Companies
 Open-End Funds                                              --
 Closed-End Funds                                             x
 Lending of Portfolio Securities                             --
 Leveraging Transactions
 Bank Borrowings                                             --*
 Mortgage "Dollar-Roll" Transactions                         x**
 Reverse Repurchase Agreements                               --*
 Options
 Options on Foreign Currencies                               --*
 Options on Futures Contracts                                --*

 Options on Securities                                       --*
 Options on Stock Indices                                    --*
 Reset Options                                               --*
 "Yield Curve" Options                                       --*
 Repurchase Agreements                                       x
 Restricted Securities                                       x
 Short Sales                                                 --*
 Short Sales Against the Box                                 --
 Short Term Instruments                                      x
 Swaps and Related Derivative Instruments                    x
 Temporary Borrowings                                        x
 Temporary Defensive Positions                               x
 Warrants                                                    --
 "When-Issued" Securities                                    x

-----------------------
*    May only be changed with shareholder approval
** The Trust will only enter into "covered" mortgage dollar-roll transactions, meaning that the Trust segregates liquid securities it will repurchase and does not use these transactions as a form of leverage.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                                        PAGE

Use of Proceeds...................................................................       B-__
Investment Objective and Policies.................................................       B-__
Trust Charges and Expenses........................................................       B-__
Management of the Trust...........................................................       B-__
Portfolio Transactions............................................................       B-__
Net Asset Value...................................................................       B-__
The Auction.......................................................................       B-__
Description of Municipal Preferred................................................       B-__
Repurchase of Common Shares.......................................................       B-__
Tax Matters.......................................................................       B-__
Shareholder Liability.............................................................       B-__
Custodian.........................................................................       B-__
Independent Accountants...........................................................       B-__
Glossary..........................................................................       B-__
Financial Statements..............................................................        F-1
Appendix A - Description of Investments...........................................        A-1
Appendix B -- Ratings of Investments..............................................        B-1
Appendix D -- Auction Procedures..................................................        C-1
Appendix D -- Settlement Procedures...............................................        D-1
Appendix E -- Rating Agency Futures and Options
Restrictions......................................................................        E-1

================================================================================

                                    $______

                           MFS MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                            ______ SHARES, SERIES W
                            ______ SHARES, SERIES F

                                    ________

                                   PROSPECTUS

                               ________ __, 2000

                                    ________

                              SALOMON SMITH BARNEY


================================================================================

                           MFS MUNICIPAL INCOME TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information ("SAI") relating to the Series W and Series F Municipal Auction Rate Cumulative Preferred shares ("Municipal Preferred") offered by MFS Municipal Income Trust (the "Trust") contains information which may be useful to investors but which is not included in the Prospectus of the Trust. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Trust dated ________ __, 2000, describing the Municipal Preferred (the "Prospectus"). This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Massachusetts Financial Services Company at 1-800-637-2304. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS


USE OF PROCEEDS.....................................................................      B-__
INVESTMENT OBJECTIVE AND POLICIES...................................................      B-__
TRUST CHARGES AND EXPENSES..........................................................      B-__
MANAGEMENT OF THE TRUST.............................................................      B-__
PORTFOLIO TRANSACTIONS..............................................................      B-__
NET ASSET VALUE.....................................................................      B-__
THE AUCTION.........................................................................      B-__
DESCRIPTION OF MUNICIPAL PREFERRED..................................................      B-__
REPURCHASE OF COMMON SHARES.........................................................      B-__
TAX MATTERS.........................................................................      B-__
SHAREHOLDER LIABILITY...............................................................      B-__
CUSTODIAN...........................................................................      B-__
INDEPENDENT ACCOUNTANTS.............................................................      B-__
GLOSSARY............................................................................      B-__
FINANCIAL STATEMENTS................................................................       F-1
APPENDIX A -- Description of Investments............................................       A-1
APPENDIX B -- Ratings of Investments................................................       B-1
APPENDIX C -- Auction Procedures....................................................       C-1
APPENDIX D -- Settlement Procedures.................................................       D-1
APPENDIX E -- Rating Agency Futures and Options
 Restrictions......................................................................       E-1


        This Statement of Additional Information is dated ________ __, 2000.

                                USE OF PROCEEDS

        The net proceeds of the offering of shares of Municipal Preferred will be approximately $________ after payment of the sales load to Salomon Smith Barney Inc. (the "Underwriter") and estimated offering costs.

        The net proceeds of the offering will be invested as described under "Use of Proceeds" in the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

        The Trust's Prospectus describes its investment objective and investment policies. This SAI includes additional information concerning, among other things, the investment policies of the Trust and information about certain securities and investment techniques that are described or referred to in the Prospectus or in which the Trust expects to engage. Except as indicated under "Fundamental Investment Policies," the Trust's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

        The Trust has adopted the following policies which cannot be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, including shares of Municipal Preferred, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including shares of Municipal Preferred, voting as a separate class. A "majority of the outstanding" shares means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. The Trust may not:

        (1) borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes or for a repurchase of its shares, and in no event in excess of 1/3 of its assets (the Trust intends to borrow money only from banks);

        (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on margin in connection with interest rate futures contracts;

        (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities;

        (4) underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except contracts for the future acquisition or delivery of fixed income securities) in the ordinary course of the business of the Trust (the Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

        (6) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Trust;

        (7) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

        (8) make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the assets of the Trust will be invested in repurchase agreements maturing in more than seven days.

        The requirement that at least 80% of the Trust's assets under normal circumstances be invested in Municipal Bonds is a fundamental policy. In addition, subject to these restrictions, the Trust may enter into repurchase agreements only with member banks of the Federal Reserve System and only collateralized by U.S. Government securities; however, this operating policy is not fundamental and may be changed without shareholder approval.

        For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

OTHER INVESTMENT POLICIES

        In addition to the foregoing restrictions, the Trust will not, as a matter of operating policy, (i) pledge, mortgage or hypothecate for any purpose in excess of 15% of its assets (taken at market value), (ii) invest more than 5% of its total assets at the time of investment in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Trust, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both (all taken at market value), of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both (all taken at market value), (iv) sell any security which it does not own unless by virtue of its ownership of other securities the Trust has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (v) invest for the purpose of exercising control or management, (vi) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Trust (taken at market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Trust, and provided further, that the Trust shall not purchase securities issued by any open-end investment company, or (vii) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements) if, as a result thereof, more than 15% of the total assets of the Trust (taken at market value) would be so invested. These policies are not fundamental and may be changed by the Trust without shareholder approval.

        Restrictions imposed by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"), or both, on engaging in futures and options transactions as described under "Description of Municipal Preferred -- Asset Maintenance," are not fundamental policies and may be changed by the Trust from time to time without shareholder approval; provided, however, that if Moody's or Standard & Poor's, or both, are rating the shares of Municipal Preferred, the Trust must receive written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred. See also "Description of Municipal Preferred -- Rating Agency Guidelines" for a description of other rating agency restrictions, none of which is a fundamental policy of the Trust and which may be changed by the Trust from time to time without shareholder approval subject to the foregoing proviso.

                           TRUST CHARGES AND EXPENSES

        For the services provided by Massachusetts Financial Services Company ("MFS" or the "Adviser") under the Advisory Agreement, the Trust pays MFS a fee, as described under "Management of the Trust - The Adviser" in the Prospectus.

        Pursuant to the Registrar, Transfer Agency and Service Agreement with respect to the Common Shares of the Trust, between the Trust and MFS Service Center, Inc., for account maintenance, the Trust currently pays MFS Service Center, Inc. ("MFSC") a fee based on the total number of accounts for all closed- end funds advised by MFS for which MFSC acts as registrar and transfer agent. If the total number of accounts is less than 75,000, the annual account fee is $9.00. If the total number of accounts is 75,000 or more, the annual account fee is $8.00. For dividend services, MFSC charges $0.75 per dividend reinvestment and $0.75 per cash infusion. If the total amount of fees related to dividend services is less than $1,000 per month for all closed-end funds advised by MFS for which MFSC acts as registrar and transfer agent, the minimum fee for the Trust for these services will be $167 per month. The Trust will reimburse MFSC for reasonable out-of-pocket expenses and advances incurred by MFSC and for any other expenses incurred by MFSC at the request, or with the consent, of the Trust.

                    RECENT FEES PAID TO THE ADVISER AND MFSC

                                                                       YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------
                                                                    1999        1998         1997

                                                                       (DOLLARS IN THOUSANDS)

Management fee................................................     $2,856       $2,952      $3,032
Transfer agent fee............................................       $104         $111        $115


                             BROKERAGE COMMISSIONS

        The Trust did not pay any brokerage commissions for the fiscal years ended October 31, 1999, 1998 and 1997.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

        The Trustees and officers of the Trust, their ages and their principal occupations for at least the last five years are set forth below. (Their titles may have varied during that period.) Unless otherwise noted, the address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116. Trustees and officers who are "interested persons" of the Trust, as defined in the 1940 Act, are denoted by an asterisk (*). The Board of Trustees is divided into three classes, each class having a term of three years ending with the annual meeting of shareholders (or any adjournment thereof) held in the year of expiration, or until the election of a successor. Each year, the term of office of one class expires: Mr. Schmidt will continue in office until 2001; Messrs. Poorvu and Stone and Ms. Smith will continue in office until 2002; and Messrs. Ives, Perera, Scott and Shames will continue in office until 2003.

                                                                    PRINCIPAL
                                                                  OCCUPATION(S)
                                       POSITION                    DURING PAST
        NAME AND AGE                  WITH TRUST                  FIVE YEARS(1)

JEFFREY L. SHAMES,* (born        Trustee, Chairman and     Chairman and President;
6/2/55)                                President           Massachusetts Financial
                                                           Services Company, Chairman
                                                           and Chief Executive Officer.

J. ATWOOD IVES, (born                   Trustee            Eastern Enterprises
5/1/36)                                                    (diversified services
                                                           company), Chairman,
                                                           Trustee and Chief
                                                           Executive Officer.

LAWRENCE T. PERERA, (born               Trustee            Hemenway & Barnes
6/23/35)                                                   (attorneys), Partner.

WILLIAM J. POORVU, (born                Trustee            Harvard University
4/10/35)                                                   Graduate School of
                                                           Business Administration,
                                                           Adjunct Professor;
                                                           CBL & Associates Properties, Inc.
                                                           (real estate investment trust),
                                                           Director; The Baupost Fund (a
                                                           registered investment company),
                                                           Vice Chairman and Trustee.

CHARLES W. SCHMIDT, (born               Trustee            Private Investor; IT
3/18/28)                                                   Group, Inc. (diversified
                                                           environmental services and
                                                           consulting), Director.

ARNOLD D. SCOTT,* (born                 Trustee            Massachusetts Financial
12/16/42)                                                  Services Company, Senior
                                                           Executive Vice President
                                                           and Director.

ELAINE R. SMITH, (born                  Trustee            Independent consultant.
4/25/46)

DAVID B. STONE, (born                   Trustee            North American Management
9/2/27)                                                    Corp. (Investment Adviser),
                                                           Chairman and Director; Eastern
                                                           Enterprises (diversified
                                                           services company).



STEPHEN E. CAVAN,* (born      Secretary and Clerk          Massachusetts Financial
11/6/53)                                                   Services Company, Senior
                                                           Vice President, General
                                                           Counsel and Secretary.

JAMES R. BORDEWICK, JR.,*     Assistant Secretary and      Massachusetts Financial
(born 3/6/59)                 Assistant Clerk              Services Company, Senior
                                                           Vice President and
                                                           Associate General Counsel.

JAMES O. YOST,* (born         Treasurer                    Massachusetts Financial
6/12/60)                                                   Services Company, Senior
                                                           Vice President.

ELLEN MOYNIHAN,* (born        Assistant Treasurer          Massachusetts Financial
11/13/57)                                                  Services Company, Vice
                                                           President (since September,
                                                           1996); Deloitte & Touche
                                                           LLP, Senior Manager (until
                                                           September 1996).

MARK E. BRADLEY,* (born       Assistant Treasurer          Massachusetts Financial
11/23/59)                                                  Services Company, Vice
                                                           President (since March,
                                                           1997); Putnam Investments,
                                                           Vice President (prior to
                                                           March 1997).

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

        Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor.

        All Trustees serve as Trustees of 38 funds within the MFS fund complex advised by MFS, investment adviser to the Trust, except for Mr. Scott, who serves as Trustee of 79 funds within the MFS fund complex, and Mr. Shames, who serves as Trustee of 108 funds within the MFS fund complex. Messrs. Scott and Shames are "interested persons" (as defined under the 1940 Act) of the Trust because they are each an officer and director of MFS; Messrs. Scott and Shames each own shares of common stock of MFS.

        At the next annual meeting of the Trust's shareholders, holders of outstanding shares of Municipal Preferred, voting together as one separate class, will elect two trustees, and holders of outstanding Common Shares and shares of Municipal Preferred, voting together as a single class, will elect one trustee. See "Description of Municipal Preferred -- Voting Rights."

        The Trust pays each Trustee who is not an officer of the Adviser a fee of $7,000 per year plus $400 per meeting and $400 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to a maximum of 50% of such Trustee's average annual compensation, depending on the Trustee's length of service.

TRUSTEES AND TRUSTEES' FEES

Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                                        RETIREMENT                           TOTAL
                                         BENEFIT         ESTIMATED          TRUSTEE
                         TRUSTEE         ACCRUED          CREDITED         FEES FROM
                           FEES          AS PART           YEARS             TRUST
                           FROM          OF TRUST            OF            AND FUND
       TRUSTEE          TRUST (1)       EXPENSE(1)       SERVICE(2)       COMPLEX (3)
       -------          ---------       ----------       ----------       -----------

J. Atwood Ives            $13,367        $4,876                17        $132,623
Lawrence T. Perera        $13,367        $6,094                21        $144,098
William J. Poorvu         $13,367        $6,161                21        $141,338
Charles W. Schmidt        $13,367        $6,161                14        $137,678
Arnold D. Scott              0              0               N/A               0
Jeffrey L. Shames            0              0               N/A               0
Elaine R. Smith           $13,367        $5,356                27        $144,098
David B. Stone            $15,767        $6,961                12        $151,418


-----------------
(1)     For fiscal year ended October 31, 1999.

(2)     Based on normal retirement age of 73 (age 74 for Mr. Stone).

(3) For calendar year 1999. All Trustees receiving compensation served as Trustees of 34 funds within the MFS fund complex (having aggregate net assets at December 31, 1999, of approximately $58.6 billion).

                     ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT (4)

                                              YEARS OF SERVICE
                     -------------------------------------------------------------------
     AVERAGE

     TRUSTEE
      FEES               3                 5                7             10 OR MORE
------------------   -----------     ---------------    -----------    -----------------

     $12,030           $1,805            $3,008           $4,211            $6,015
     $13,093           $1,964            $3,273           $4,583            $6,546
     $14,156           $2,123            $3,539           $4,954            $7,078
     $15,218           $2,283            $3,805           $5,326            $7,609
     $16,281           $2,442            $4,070           $5,698            $8,141
     $17,344           $2,602            $4,336           $6,070            $8,672

-----------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

        In addition to the provisions discussed in the Prospectus under "Certain Provisions in the Declaration of Trust," the Declaration provides that the obligations of the Trust are not binding upon the Trustees of the Trust individually, but only upon the assets and property of the Trust. The Declaration also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISER

        MFS, a Delaware corporation, is the Trust's Adviser. The principal business address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

        MFS also serves as investment adviser to each of the funds in the MFS Family of Funds (the "MFS Funds"), to MFS Intermediate Income Trust, MFS Government Markets Income Trust, MFS Multimarket Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, Sun Growth Variable Annuity Fund, Inc., MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sale of Compass-2 and Compass-3 combination fixed/variable annuity contracts. MFS and its wholly-owned subsidiary, MFS Institutional Advisers, Inc., provide investment advice to substantial private clients. Net assets under the management of the MFS organization were approximately $151.19 billion on behalf of approximately 5.1 million investors as of June 30, 2000. As of such date, the MFS organization managed approximately $5.2 billion of assets in municipal obligations.

        Michael Roberge, a Senior Vice President of MFS, has been the portfolio manager of the Fund since December, 1997.

        General. The Investment Advisory Agreement between MFS and the Trust (the "Advisory Agreement") provides that, subject to the direction of the Board of Trustees of the Trust, MFS is responsible for the actual management of the Trust's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Adviser, subject to review by the Board of Trustees. The Adviser also provides certain administrative services and general office facilities.

        The Adviser is not dependent on any other party in providing the investment advisory services required in the management of the Trust. The Adviser may, however, consider analyses from various sources, including broker-dealers with which the Trust does business.

        The Adviser pays the compensation of the Trust's officers and of the Trustees who are affiliated with the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Trust's investments, effecting the Trust's portfolio transactions and, in general, administrating its affairs.

        The Advisory Agreement also provides that neither MFS or its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

        Advisory Fee. For the services provided by MFS under the Advisory Agreement, the Trust pays it a fee computed and paid monthly in an amount equal to the sum of 0.4% of the average daily net assets of the Trust and 6.32% of the gross income (i.e., income other than gains from the sale of securities or gains received from futures contracts) of the Trust, in each case on an annualized basis, for the Trust's then-current fiscal year. This advisory fee may be higher than that paid by funds with similar investment objectives.

        Payment of Expenses. The Trust pays the compensation of the six Trustees who are not affiliated with MFS and all the Trust's expenses (other than those assumed by MFS), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Trust, to MFS as administrator to the Trust, expenses of repurchasing shares, expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Trust's custodian, for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating the net asset value of the Trust's shares, expenses of shareholder meetings, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan relating to the Common Shares of the Trust and SEC fees.

        Use of Name. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Trust, the Trust will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit fund clients in addition to the Trust to use the initials "MFS" in their names.

        The Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Trust's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice.

CODES OF ETHICS

        The Trust, the Adviser and the Underwriter have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Trust. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes of ethics also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

        Specific decisions to purchase or sell securities for the Trust are made by the Trust's portfolio manager who is an employee of MFS and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Trust's Adviser or any subsidiary of the Adviser in a similar capacity.

        The primary consideration in portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Municipal Bonds and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better execution is available elsewhere. Subject to the requirement of seeking execution at the most favorable price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or who have sold shares of funds for which MFS serves as investment adviser. At present no arrangements to recapture commission payments are in effect.

        In certain instances, there may be securities which are suitable for the Trust's portfolio as well as for that of one or more of the other clients of the Trust's Adviser or any subsidiary of the Adviser. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust.

        For the fiscal years ended October 31, 1997, 1998 and 1999, the Trust paid no brokerage commissions for the execution of portfolio transactions. The rates of portfolio turnover for each of the fiscal years ended October 31, 1997, 1998 and 1999 were 21%, 12% and 15%, respectively.

                                NET ASSET VALUE

        Net asset value of the Trust will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Trust may authorize. The net asset value of the Trust equals the value of the Trust's assets less the Trust's liabilities. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations are valued at fair value as determined in good faith by or at the direction of the Trustees.

        In determining net asset value for the Trust, the Trust's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Trust) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

                                  THE AUCTION

GENERAL

        The Statement creating the Municipal Preferred shares (the "Statement"), provides that the Applicable Rate for each Rate Period of Municipal Preferred after the Initial Rate Period therefor shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Statement.

        As used herein with respect to shares of Municipal Preferred, (i) "Applicable Rate" means the rate per annum at which dividends are payable on such shares for any Rate Period thereof, (ii) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares, (iii) "Business Day" means a day on which the New York Stock Exchange is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iv) "Date of Original Issue" means the date on which the Trust initially issued such shares, (v) "Dividend Payment Date" means any date on which dividends on such shares are payable as provided under "Description of Municipal Preferred -- Dividends -- General," (vi) "Dividend Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, (vii) "Existing Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such shares, (viii) "Initial Rate Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares, (ix) "Potential Beneficial Owner" means a customer of a Broker-Dealer that is not a Beneficial Owner of such shares that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional such shares, (x)

"Potential Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is not an Existing Holder of such shares or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional such shares, (xi) "Rate Period" means the Initial Rate Period of such shares and any Subsequent Rate Period, including any Special Rate Period, of such shares, (xii) "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of such shares to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof, (xiii) "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days and (xiv) "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Trust, as set forth under "Description of Municipal Preferred -- Dividends -- Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.

        AUCTION AGENCY AGREEMENT. The Trust will enter into an agreement (the "Auction Agency Agreement") with ______ (together with any successor bank or trust company or other entity entering into a similar agreement with the Trust, the "Auction Agent") which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.

        BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more broker-dealers. The Auction Agent will enter into an agreement with Salomon Smith Barney Inc., and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more additional broker-dealers (collectively, the "Broker-Dealers") selected by the Trust, which provide for the participation of Broker-Dealers in Auctions. See "Broker-Dealers" below.

        SECURITIES DEPOSITORY. The Depository Trust Company ("DTC," together with any successor securities depository selected by the Trust, the "Securities Depository") will act as the Securities Depository for the Agent Members with respect to shares of Municipal Preferred. One certificate for all of the shares of Municipal Preferred will be registered in the name of Cede & Co. ("Cede"), as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Municipal Preferred contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for shares of Municipal Preferred. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described below under "Description of Municipal Preferred -- Voting Rights," Cede will be the holder of record of all shares of Municipal Preferred, and owners of shares of Municipal Preferred will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Municipal Preferred, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

        The first Auction for shares of Series W Municipal Preferred will be held on Tuesday, ________ __, 2000, the Business Day preceding the Dividend Payment Date for the Initial Rate Period of Series W shares of Municipal Preferred. The first Auction for shares of Series F Municipal Preferred will be held on Thursday, ________ __, 2000, the Business Day preceding the Dividend Payment Date for the Initial Rate Period of Series F shares of Municipal Preferred. See "Description of Municipal Preferred -- Dividends." Thereafter, Auctions will normally be held every Tuesday for Series W Municipal Preferred, and each Subsequent Rate Period will normally begin on the following Wednesday, and every Thursday for Series F Municipal Preferred, and each Subsequent Rate Period will normally begin on the following Friday, unless the then-current Rate Period is a Special Rate Period or, in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Rate Period is not a Business Day. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of Municipal Preferred -- Dividends" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

        Except as noted below, whenever the Trust intends to include any net capital gain or other income taxable for federal income tax purposes in any dividend on shares of Municipal Preferred, the Trust shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. The Trust may also include such net capital gain or other income taxable for federal income tax purposes in a dividend on shares of Municipal Preferred without giving advance notice if the dividend is increased by a Gross-Up Payment. The Trust must notify the Auction Agent of the amount not later than the Dividend Payment Date next preceding the next Auction Date. See also "Description of Municipal Preferred -- Dividends -- Gross-up Payments" below.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

        Prior to the Submission Deadline (as defined under "Submission of Orders by Broker-Dealers to Auction Agent" below) on each Auction Date for shares of Municipal Preferred:

               (a) each Beneficial Owner of such shares may submit to its Broker-Dealer by telephone or otherwise a:

                      (i) "Hold Order" -- indicating the number of outstanding
               shares of Municipal Preferred, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Rate Period;

                      (ii) "Bid" -- indicating the number of outstanding shares
               of Municipal Preferred, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such bid; and/or

                      (iii) "Sell Order" -- indicating the number of
               outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Rate Period; and

               (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares of Municipal Preferred that they offer to purchase if the Applicable Rate for such shares for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

        A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all the outstanding shares of Municipal Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all of the outstanding shares of Municipal Preferred held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of Municipal Preferred that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner.

        A Potential Beneficial Owner of shares of Municipal Preferred may submit to its Broker-Dealer Bids in which it offers to purchase shares of Municipal Preferred if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of Municipal Preferred specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

        As described more fully below under "Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

        Neither the Trust nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Trust may submit Orders in an Auction, but only if such Orders are not for its own account.

        The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

        As described above, any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by a

Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

        As used herein, "Maximum Rate," when used with respect to shares of Municipal Preferred on an Auction Date, means:

               (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

                      (A) the dividend rate on such shares for the then-ending
               Rate Period; and

                      (B) the product of (x) the higher of (I) the Reference
               Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

                (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

        As used herein, "Reference Rate" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

As used herein, "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Standard & Poor's Kenny 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Standard & Poor's J.J. Kenny Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds, the interest on which is excludable for regular federal income tax purposes under the Code, of "high grade" component issuers selected by Standard & Poor's J.J. Kenny Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Standard & Poor's J.J. Kenny Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by
(B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

        As used herein, " 'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means:

                (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's or the equivalent of such rating by Standard & Poor's or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

               (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (0.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means [Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated] and such other commercial paper dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors. As used herein, "Substitute Commercial Paper Dealer" means [CS First Boston Corporation or Morgan Stanley & Co. Incorporated] or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

        As used herein, "Treasury Bill Rate," on any date for any Rate Period, means:

               (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

               (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

        As used herein, "Treasury Note Rate," on any date for any Rate Period, means:

               (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

                (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

        For purposes of the foregoing, "Treasury Bill" means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less, and "Treasury Note" means a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means [Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc. and Morgan Guaranty Trust Company of New York] or their respective affiliates or successors, if such entity is a U.S. Government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean [CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated] or their respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

        The applicable "AA" Composite Commercial Paper Rates, Taxable Equivalent of the Short-Term Municipal Bond Rates, Treasury Bill Rates and Treasury Note Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

        The "Rate Multiple" will be a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding such Auction
Date:

PREVAILING RATING                                                              PERCENTAGE

"aa3"/AA- or higher.........................................................      110%
"a3"/A-.....................................................................      125%
"baa3"/BBB-.................................................................      150%
"ba3"/BB-...................................................................      200%
Below "ba3"/BB-.............................................................      250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

For purposes of this definition, the "prevailing rating" of shares of Municipal Preferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA-or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Trust will take all reasonable action necessary to enable either Standard & Poor's or Moody's to provide a rating for shares of Municipal Preferred. If neither Standard & Poor's nor Moody's shall make such a rating available, Salomon Smith Barney Inc. or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended) to act as a substitute rating agency in respect of the shares of Municipal Preferred, and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

        Prior to 1:30 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Trust) as the Existing

Holder or Potential Holder, as the case may be, in respect of the shares of Municipal Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

        If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding shares of Municipal Preferred subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

               (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of shares of Municipal Preferred held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of shares held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of shares held by such Existing Holder;

               (b) (i) any Bid will be considered valid up to and including the excess of the number of shares of Municipal Preferred held by such Existing Holder over the number of shares of Municipal Preferred subject to any Hold Orders referred to in clause (a) above;

                      (ii) subject to subclause (i), if more than one Bid of an
               Existing Holder is submitted to the Auction Agent with the same rate and the number of shares of Municipal Preferred subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Municipal Preferred subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Municipal Preferred equal to such excess;

                      (iii) subject to subclauses (i) and (ii), if more than
               one Bid of an Existing Holder is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                      (iv) in any such event, the number, if any, of such
               shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid by or on behalf of a Potential Holder at the rate specified therein; and

               (c) all Sell Orders will be considered valid up to and including the excess of the number of outstanding shares of Municipal Preferred held by such Existing Holder over the sum of shares of Municipal Preferred subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

        If more than one Bid of a Potential Holder for shares of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

        Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of outstanding shares of Municipal Preferred over the number of outstanding shares of Municipal Preferred subject to Submitted Hold Orders (such excess being herein referred to as the "Available Municipal Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of outstanding shares of Municipal Preferred that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of outstanding shares of Municipal Preferred that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

        If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding shares of Municipal Preferred which, when added to the number of outstanding shares of Municipal Preferred to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Municipal Preferred. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of Municipal Preferred.

        If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period for all shares of Municipal Preferred will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of Municipal Preferred subject to such Sell Orders but will continue to own shares of Municipal Preferred for the next Rate Period, dividends for which may include income taxable to such Beneficial Owners. See "The Auction -- Auction Dates; Advance Notice of Allocation of Taxable Income" above and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

        If all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period will be the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (i) (1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3) as applicable, being referred to herein as the "Benchmark Rate") and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of Municipal Preferred in such Rate Period any net capital gain or other income taxable for federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of Municipal Preferred for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by (a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000. In calculating the "AA" Composite Commercial Paper Rate, the Treasury Bill Rate and the Treasury Note Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate set forth under "The Auction -- Orders by Existing Holders and Potential Holders."

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

        Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of Municipal Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of Municipal Preferred subject to such Hold Orders.

        If Sufficient Clearing Bids have been made:

               (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of Municipal Preferred subject to such Submitted Sell Order or Submitted Bid;

               (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

               (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid;

               (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of Municipal Preferred subject to such Submitted Bid, unless the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids is greater than the number of shares of Municipal Preferred in excess of the Available Municipal Preferred over the number of shares of Municipal Preferred accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of outstanding shares of Municipal Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids of such Existing Holders; and

               (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any shares of Available Municipal Preferred not accounted for in clauses (b) through (d) above on a pro rata basis based on the outstanding shares of Municipal Preferred subject to all such Submitted Bids.

        If Sufficient Clearing Bids have not been made (unless this results because all outstanding shares of Municipal Preferred are subject to Submitted Hold Orders):

               (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

               (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid; and

               (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of shares of Municipal Preferred determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids and Submitted Sell Orders.

        If, as a result of the pro rata allocation described in clauses (d) or
(e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of Municipal Preferred being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of Municipal Preferred. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of Municipal Preferred for purchase among Potential Holders so that only whole shares of Municipal Preferred are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of Municipal Preferred.

NOTIFICATION OF RESULTS; SETTLEMENT

        The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of Municipal Preferred as a result of the Auction and will be required to advise each customer purchasing or selling shares of Municipal Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of Municipal Preferred on the registry of Existing Holders to be maintained by the Auction Agent. See "General" above.

        In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix D hereto.

        If any Existing Holder selling shares of Municipal Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Municipal Preferred in such Auction may deliver to such person a number of whole shares of Municipal Preferred that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Municipal Preferred to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

        The Auction Agent is acting as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

        The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of Municipal Preferred, a list of initial owners of such shares provided by the Trust, the results of Auctions, notices from any Broker-Dealer (or other Person, if permitted by the Trust) with respect to transfers described in the Prospectus under "The Auction -- Secondary Market Trading and Transfer of Municipal Preferred" and notices from the Trust. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 P.M., New York City time, on the Business Day preceding such Auction.

        The Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of Municipal Preferred. The registrar for shares of Municipal Preferred will send notices to holders of shares of Municipal Preferred of any special meetings at which holders of Municipal Preferred have the right to elect trustees of the Trust. See "Description of Municipal Preferred -- Voting Rights" below.

        The Auction Agent may terminate the Auction Agency Agreement upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

        The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Municipal Preferred will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order.

        The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

        The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Trust) may submit Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

        The Broker-Dealers expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. There can be no assurance that a secondary trading market in shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

                       DESCRIPTION OF MUNICIPAL PREFERRED

        The descriptions of the shares of Municipal Preferred contained in the Prospectus and this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration and the Statement. Copies of the Declaration and the form of the Statement are filed as exhibits to the Registration Statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

        The shares of Municipal Preferred will rank on a parity with each other, with shares of any other series of Municipal Preferred and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

DIVIDENDS

        GENERAL. The holders of shares of Municipal Preferred offered pursuant to the Prospectus will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, cumulative cash dividends at the Applicable Rate thereof, determined as set forth below under "Determination of Dividend Rate," and no more (except as otherwise provided below under "Gross-up Payments"), payable on the respective dates determined as set forth below. Holders of shares of Municipal Preferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on shares of Municipal Preferred. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on shares of Municipal Preferred which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

        Dividends on shares of Municipal Preferred shall accumulate at the Applicable Rate from the Date of Original Issue and, except as provided below, shall be payable on Wednesday, ________ __, ____ and each Wednesday thereafter with respect to shares of Series W Municipal Preferred and Friday, ________ __, ____ and each Friday thereafter with respect to shares of Series F Municipal Preferred; provided, however, that (1) if the Wednesday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on shares of such series on the first Business Day that falls after such Wednesday or Friday, as the case may be; and (2) the Trust in its discretion may establish Dividend Payment Dates in respect of any Special Rate Period of such shares consisting of more than 28 Rate Period Days that differ from those set forth above; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined as set forth below under "Designation of Special Rate Periods."

        The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000. Any dividend payment made on shares of Municipal Preferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares.

        Each dividend on shares of Municipal Preferred will be paid on the Dividend Payment Date therefor to the holders of record as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of record as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

        The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Trust to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Trust that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to Beneficial Owners that use such Broker-Dealer or its designee as Agent Member. A Beneficial Owner of shares of Municipal Preferred that does not use one of the initial Broker-Dealers or a designee thereof as its Agent Member should contact the Agent Member used by such Beneficial Owner to determine whether such Agent Member will make dividend payments available to such Beneficial Owner in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a Beneficial Owner, such Beneficial Owner who uses such Agent Member would not have same-day funds available to it until the next Business Day, which, in the case of a Dividend Payment Date that is a Wednesday, would be the following Thursday if it is a Business Day, and which, in the case of a Dividend Payment Date that is a Friday, would be the following Monday if it is a Business Day.

        DETERMINATION OF DIVIDEND RATE. The dividend rates on shares of Municipal Preferred offered pursuant to the Prospectus during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Rate Period therefor will be equal to the rate per annum set forth with respect to such shares on the cover page of the Prospectus. For each Subsequent Rate Period thereafter, the dividend rate on such shares will be equal to the rate per annum that results from an Auction on the Auction Date next preceding such Subsequent Rate Period; provided, however, if:

               (i) an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on such shares for such Subsequent Rate Period will be the Maximum Rate on the Auction Date therefor;

               (ii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with the next succeeding paragraph and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of such shares, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by
        (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of Municipal Preferred, if any, for which a Notice of Redemption has been mailed by the Trust, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred to be redeemed, no Auction will be held in respect of shares of Municipal Preferred for the Subsequent Rate Period thereof and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

               (iii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of Municipal Preferred for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period will be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-"); or

               (iv) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (iv), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of Municipal Preferred for such Subsequent Rate Period (or for any Rate Period thereafter to and including the

        Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-") (the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period being herein referred to as the "Applicable Rate" for such shares).

        A Failure to Deposit with respect to shares of Municipal Preferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payments to the Auction Agent) with respect to any Rate Period if, within the respective time periods described immediately above, the Trust shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred and
(ii) without duplication, the Redemption Price for the shares of Municipal Preferred, if any, for which a Notice of Redemption has been mailed; provided, however, that the foregoing clause (ii) shall not apply to the Trust's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        The Trust shall pay to the Auction Agent, not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of Municipal Preferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. All moneys paid to the Auction Agent for the payment of dividends (or for payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified above. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

        GROSS-UP PAYMENTS. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:

        If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, or in the case of any Special Rate Period, the Trust allocates any net capital gain or other income taxable for federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The Auction -- Auction Dates; Advance Notice of Allocation of Taxable Income" (such allocation is referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Trust or any other reason, the Trust will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

        If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Trust makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Trust.

        The Trust shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

        A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

        RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Board of Trustees may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares, including the shares of Municipal Preferred, have, at the time of any such declaration or purchase (and after giving effect thereto), an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other percentage as may in the future be required by law).

        In addition, for so long as any shares of Municipal Preferred are outstanding, except as set forth in the following paragraph or otherwise described herein, (A) the Trust may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust) in respect of Common Shares or any other shares of the Trust ranking junior to or on a parity with the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with the shares of Municipal Preferred as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust), unless (1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Trust has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto and (B) if either Moody's or Standard & Poor's is rating the shares of Municipal Preferred, the Trust may not declare, pay or set apart for payment any dividend or other distribution

(other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust) in respect of Common Shares or any other shares of the Trust ranking junior to shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets or Standard & Poor's Eligible Assets, or both, as the case may be, would at least equal the Municipal Preferred Basic Maintenance Amount (see "Description of Municipal Preferred -- Rating Agency Guidelines" and "-- Redemption").

        Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share of Municipal Preferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

        Under the Code, the Trust must, among other things, distribute at least 90% of the sum of its net investment income (including the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Trust's ability to maintain such qualification. See "Tax Matters -- Federal Income Tax Matters."

        DESIGNATION OF SPECIAL RATE PERIODS. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to adjustment as described below. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and (iii) if the Trust shall have mailed a Notice of Redemption with respect to any shares of Municipal Preferred, as described under "Redemption -- Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of Municipal Preferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Standard & Poor's (if Standard & Poor's is then rating such shares) and Moody's (if Moody's is then rating such shares) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Standard & Poor's (if Standard & Poor's is then rating such shares) and Moody's (if Moody's is then rating such shares) with such documents as either may request.

        In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Wednesday that is a Business Day in the case of a series of Municipal Preferred designated as "Series W Municipal Preferred," or (b) a Friday that is a Business Day in the case of a series of Municipal Preferred designated as "Series F Municipal Preferred," then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Tuesday that is followed by a Wednesday that is a Business Day proceeding what would otherwise be such last day, in the case of Series W Municipal Preferred, or (b) on the first Thursday that is followed by a Friday that is a Business Day proceeding what would otherwise be such last day in the case of Series F Municipal Preferred.

        If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the holders of shares of Municipal Preferred. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent), notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period as to which notice has been given as set forth in the preceding paragraph (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

               (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for such shares shall not be held on such Auction Date for any reason or (2) an Auction for such shares shall be held on such Auction Date but Sufficient Clearing Bids for such shares shall not exist in such Action, (D) the scheduled Dividend Payment Dates for such shares during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to such shares in respect of such Special Rate Period; such notice to be accompanied by a Municipal Preferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such shares) and Standard & Poor's Eligible Assets (if Standard & Poor's is then rating such shares) each have an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Trust); or

               (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of Municipal Preferred and that the next succeeding Rate Period shall be a Minimum Rate Period.

        If the Trust fails to deliver either such notice (and, in the case of the notice described in clause (i) above, a Municipal Preferred Basic Maintenance Report to the effect set forth in clause (i) (if either Moody's or Standard & Poor's is then rating the shares of Municipal Preferred)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (ii) above. In the event the Trust delivers to the Auction Agent a notice described in clause (i) above, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in clause (ii) above, the Trust will provide Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) a copy of such notice.

VOTING RIGHTS

        Holders of shares of Municipal Preferred are entitled to vote on certain matters as described herein under "Investment Objective and Policies -- Fundamental Investment Policies" and in the Prospectus under "Description of Municipal Preferred -- Voting Rights" and "Certain Provisions in the Declaration of Trust."

        In connection with the election of the Trust's trustees, holders of outstanding Preferred Shares, including shares of Municipal Preferred, voting together as one separate class, shall be entitled to elect two of the Trust's trustees, and the remaining trustees will be elected by holders of Common Shares and Preferred Shares, including shares of Municipal Preferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares, including shares of Municipal Preferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including shares of Municipal Preferred, the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of Municipal Preferred, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including shares of Municipal Preferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Trust as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including shares of Municipal Preferred, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including shares of Municipal Preferred (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

        So long as any shares of Municipal Preferred are outstanding, the Trust may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting together as one separate class:

        (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust (except that the Trust may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust if the Trust obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred; provided, however, that if Moody's or Standard & Poor's is not then rating the shares of Municipal Preferred the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $_______); or

        (b) amend, alter or repeal the provisions of the Declaration, the By-Laws or the Statement, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of the shares of Municipal Preferred or the holders thereof (provided, however, that a division of a share of Municipal Preferred shall be deemed to affect any such preference, right or power only if the terms of such division adversely affect the holders of any shares of Municipal Preferred);

provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust will be deemed to affect such preferences, rights or powers only if at least one of Moody's or Standard & Poor's is then rating the shares of Municipal Preferred and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Municipal Preferred Asset Coverage or the Municipal Preferred Basic Maintenance Amount. So long as any shares of Municipal Preferred are outstanding, the Trust may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth in this paragraph would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Trust will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

        Voting provisions will not apply with respect to shares of Municipal Preferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

        The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the Statement by the rating agencies in the event the Trust receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

RATING AGENCY GUIDELINES

        The Trust intends that, so long as shares of Municipal Preferred are outstanding, the composition of its portfolio will reflect guidelines established by at least one of Moody's or Standard & Poor's in connection with the Trust's receipt on the Date of Original Issue of the shares of Municipal Preferred of ratings of "Aaa" from Moody's or AAA from Standard & Poor's. Moody's and Standard & Poor's, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and Standard & Poor's in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Trust in order to satisfy current requirements necessary for Moody's or Standard & Poor's, or both, to issue the above-described ratings for shares of Municipal Preferred, which ratings are generally relied upon by investors in purchasing such securities. In the context of a closed-end investment company such as the Trust, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

        So long as either Standard & Poor's or Moody's, or both, are rating the shares of Municipal Preferred, the Trust may not, among other things, (1) buy or sell futures or write put or call options and similar securities and buy or sell Inverse Floaters, except to the extent set forth in the Statement, which include the restrictions set forth as Appendix E to this Statement of Additional Information, (2) borrow money, except that the Trust may, without obtaining the written confirmation described below, borrow money for the purpose of clearing securities transactions if (a) the Municipal Preferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing (which shall mean, for purposes of the calculation of the Municipal Preferred Basic Maintenance Amount, adding the amount of the liability for such borrowing to the calculation of the Municipal Preferred Basic Maintenance Amount) and (b) such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed), (3) issue additional shares of Municipal Preferred or any class or series of shares ranking prior to or on a parity with the shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Trust, (4) engage in any short sales of securities, (5) lend any securities, (6) merge or consolidate into or with any corporation, (7) change the pricing service (currently the Trust uses both Muller Data Corporation and Standard & Poor's J.J. Kenny Evaluation Services) referred to in the definition of Market Value to a pricing service other than Muller Data Corporation or Standard & Poor's J.J. Kenny Evaluation Services, or (8) enter into reverse repurchase agreements, unless in each case (except as described above) it has received written confirmation from Standard & Poor's or Moody's, or both, as appropriate, that any such action would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. While the Trust does not presently intend to borrow, and while the Trust is restricted under the 1940 Act from borrowing in excess of 33 1/3% of its total assets and is otherwise restricted from borrowing pursuant to rating agency guidelines, under certain circumstances and notwithstanding adverse interest rate or market conditions, the Trust is permitted to borrow for temporary or emergency purposes (e.g., to make required distributions or pay dividends) or to repurchase shares when such borrowing is deemed to be in the best interest of the common shareholders. See "Repurchase of Common Shares" herein and "Repurchase of Common Shares; Conversion to Open-End Fund" in the Prospectus for the circumstances under which the Trust may purchase Common Shares and incur indebtedness in connection therewith. Should the Trust borrow, the Trust would be required to pay when due the interest obligation on any debt incurred by the Trust before it would be able to pay dividends on shares of Municipal Preferred, and it is likely that the Trust would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of the shares of Municipal Preferred. Because the interest expense on borrowings by the Trust will reduce the Trust's net investment earnings available to pay dividends on shares of Municipal Preferred, borrowing may impair the Trust's ability to pay such dividends on shares of Municipal Preferred. This risk is heightened in the event the Trust incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

ASSET MAINTENANCE

        1940 ACT MUNICIPAL PREFERRED ASSET COVERAGE. The Trust will be required under rating agency guidelines to maintain, as of the last Business Day of each month on which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to such shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares). If the Trust fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred ("1940 Act Municipal Preferred Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Trust will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "Redemption" below.

        MUNICIPAL PREFERRED BASIC MAINTENANCE AMOUNT. The Trust will be required under rating agency guidelines to maintain, as of each Business Day (a "Valuation Date") on which shares of Municipal Preferred are outstanding, assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount established by the rating agency or agencies then rating the shares of Municipal Preferred. If the Trust fails to meet such requirement on any Valuation Date and such failure is not cured on or before the second Business Day after such Valuation Date (the "Municipal Preferred Basic Maintenance Cure Date"), the Trust will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "Redemption" below.

        The "Municipal Preferred Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

               (A) (i) the product of the number of shares of Municipal Preferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of Municipal Preferred (or other Preferred Shares) then subject to redemption;

                      (ii) the aggregate amount of dividends that will have
               accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for each share of Municipal Preferred outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date);

                      (iii) subject to certain exceptions, the aggregate amount
               of dividends that would accumulate on shares of Municipal Preferred outstanding from such first Dividend Payment Date through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period thereof to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of such shares to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of such shares to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length;

                      (iv) the amount of anticipated Trust expenses for the 90
               days subsequent to such Valuation Date;

                      (v) the amount of the Trust's Maximum Potential Gross-up
               Payment Liability as of such Valuation Date; and

                      (vi) any current liabilities as of such Valuation Date to
               the extent not reflected in any of (A)(i) through (A)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

               (B) the value of any Trust assets irrevocably deposited by the Trust for the payment of any of (A)(i) through (A)(vi), all as calculated in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred.

For purposes of the foregoing, "Maximum Potential Gross-up Payment Liability," as of any Valuation Date, means the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gain and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

        In managing the Trust's portfolio, the Adviser will not alter the composition of the Trust's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Trust to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Municipal Preferred Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Trust's Eligible Assets exceeded the Municipal Preferred Basic Maintenance Amount by 5% or less, the Adviser will not alter the composition of the Trust's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Trust's Eligible Assets unless the Trust shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Trust's Eligible Assets would exceed the Municipal Preferred Basic Maintenance Amount.

        Upon any failure to maintain the required Discounted Value, the Trust will seek to alter the composition of its portfolio to reattain the Municipal Preferred Basic Maintenance Amount on or prior to the Municipal Preferred Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

        On or before the third Business Day after a Valuation Date on which the Trust fails to meet the Municipal Preferred Basic Maintenance Amount, and on the third Business Day after the Municipal Preferred Basic Maintenance Cure Date with respect to such Valuation Date, the Trust is required to deliver to the Auction Agent (so long as either Moody's or Standard & Poor's is rating the shares of Municipal Preferred) a report with respect to the calculation of the Municipal Preferred Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "Municipal Preferred Basic Maintenance Report"). The Trust will also deliver, as required, a Municipal Preferred Basic Maintenance Report as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of each of ________, ________, ________ and ________ of each year, commencing
________ __, 200_, the Trust will deliver a letter prepared by the Trust's independent accountants regarding the accuracy of the calculations made by the Trust in its most recent Municipal Preferred Basic Maintenance Report. If any such letter prepared by the Trust's independent accountants shows that an error was made in the most recent Municipal Preferred Basic Maintenance Report, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust.

        The Discount Factors and guidelines for determining the market value of the Trust's portfolio holdings, described below, have been based by the rating agencies on criteria such as the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

        STANDARD & POOR'S AAA RATING GUIDELINES. For purposes of calculating the Discounted Value of the Trust's portfolio under current Standard & Poor's guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("Standard & Poor's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Standard & Poor's Discount Factors"). The Discounted Value of a Municipal Obligation under Standard & Poor's guidelines is the fair market value thereof divided by the Standard & Poor's Discount Factor. The Standard & Poor's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Standard & Poor's Exposure Period" (currently, three Business Days) and the Standard & Poor's rating on such Municipal Obligation. Standard & Poor's Discount Factors for a range of exposure periods are set forth below:

                                                      STANDARD & POOR'S DISCOUNT FACTORS
                                                               RATING CATEGORY
                                             -----------------------------------------------------

EXPOSURE PERIOD                               AAA*      AA*        A*      BBB*      UNRATED**

45 Business Days..........................   190%      195%      210%     250%          220%
25 Business Days..........................   170       175       190      230           220
10 Business Days..........................   155       160       175      215           220
7 Business Days...........................   150       155       170      210           220
3 Business Days...........................   130       135       150      190           220


------------------------
* Standard & Poor's rating.

** Standard & Poor's Eligible Assets not rated or rated less than BBB by Standard & Poor's and not rated at least the equivalent of an "A" rating by another nationally recognized credit rating agency.

        Since the Standard & Poor's Exposure Period currently applicable to the Trust is three Business Days, the Standard & Poor's Discount Factors currently applicable to Standard & Poor's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing, (i) the Standard & Poor's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by Standard & Poor's and mature or have a demand feature exercisable within 30 days or less, 120% if such Municipal Obligations are rated A-1 or SP-1- by Standard & Poor's and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by Standard & Poor's but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from Standard & Poor's; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as Standard & Poor's Eligible Assets; (ii) no Standard & Poor's Discount Factor will be applied to cash, futures, options, Inverse Floaters and similar instruments or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any

Municipal Obligation that is not rated by Standard & Poor's but qualifies as a Standard & Poor's Eligible Asset pursuant to clause (1)(c) of the following paragraph, such Municipal Obligation will be deemed to have a Standard & Poor's rating one full rating category lower than the Standard & Poor's rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by another nationally recognized credit rating agency. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by Standard & Poor's, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating Standard & Poor's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date. Although not provided in the Statement, the Trust has agreed with Standard & Poor's that, in calculating the Discounted Value of the Trust's portfolio, although the Statement does not so provide, (1) Standard & Poor's Discount Factors will be applied to futures and Inverse Floaters and (2) a Discount Factor of 388% will be applied to Municipal Obligations rated AAA by Standard & Poor's which are not interest bearing or do not pay interest at least semi-annually.

        The Standard & Poor's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Standard & Poor's Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

               (1) In order to be considered Standard & Poor's Eligible Assets, Municipal Obligations owned by the Trust must:

                      (a) be interest bearing and pay interest at least
               semi-annually;

                      (b) be payable in U.S. dollars;

                      (c) be publicly rated BBB or higher by Standard & Poor's
               or, except in the case of Anticipation Notes that are Grant Anticipation Notes or Bond Anticipation Notes which must be rated by Standard & Poor's to be included in Standard & Poor's Eligible Assets, if not rated by Standard & Poor's but rated by another nationally recognized credit rating agency, be publicly rated A or higher by such agency;

                      (d) not be private placements (except in the case of
               Inverse Floaters);

                      (e) be part of an issue with an original issue size of at
               least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding; and

                      (f) is not subject to a covered call or covered put
               option written by the Trust.

               (2) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) will be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of Standard & Poor's Eligible Assets, provided that 2% is added to the applicable Standard & Poor's Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of Standard & Poor's Eligible Assets, and provided that Municipal Obligations (excluding Escrowed Bonds) not rated or rated less than BBB by Standard & Poor's and not rated at least A by another nationally recognized credit rating agency of any one issuer or guarantor (excluding bond insurers) shall constitute Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of Standard & Poor's Eligible Assets.

               (3) Municipal Obligations not rated at least BBB or not rated by Standard & Poor's or not rated at least A by another nationally recognized credit rating agency will be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of Standard & Poor's Eligible Assets; provided, however, that if the Market Value of such Municipal Obligations exceeds 50% of the aggregate Market Value of Standard & Poor's Eligible Assets, a portion of such Municipal Obligations (selected by the Trust) shall not be considered Standard & Poor's Eligible Assets, so that the Market Value of such Municipal Obligations (excluding such portion) does not exceed 50% of the aggregate Market Value of Standard & Poor's Eligible Assets.

               (4) Long-term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory will be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of Standard & Poor's Eligible Assets.

               (5) Municipal Obligations which are not interest bearing or do not pay interest at least semi-annually shall be considered Standard & Poor's Eligible Assets if rated AAA by Standard & Poor's.

        MOODY'S "AAA" RATING GUIDELINES. For purposes of calculating the Discounted Value of the Trust's portfolio under current Moody's guidelines, Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Municipal Obligation under Moody's guidelines is, as of any Valuation Date,
(i) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (ii) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (a) the lesser of the market value or call price thereof, including any call premium, divided by (b) the applicable Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Moody's Exposure Period" (currently, the period commencing on a given Valuation Date and ending 49 days thereafter) and the Moody's rating on such Municipal Obligation. Moody's Discount Factors for a range of exposure periods are set forth below:

                                          MOODY'S DISCOUNT FACTORS RATING CATEGORY

EXPOSURE PERIOD              AAA*    AA*     A*      BAA*    OTHER**    (V)MIG-1*** SP-1+****  UNRATED*****

7 weeks.............         151%    159%    166%    173%     187%       136%        148%         225%
8 weeks or less but greater
  than 7 weeks......         154     161     168     176      190        137         149          231
9 weeks or less but greater
  than 8 weeks......         156     163     170     177      192        138         150          240


-----------------------
*     Moody's rating.
  ** Municipal Obligations not rated by Moody's but rated BBB by Standard & Poor's.
 *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
****  Municipal Obligations not rated by Moody's but rated SP-1+ by Standard
      & Poor's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***** Municipal Obligations not rated or rated lower than Baa3 by Moody's and not rated or rated lower than BBB by Standard & Poor's.

        Since the Moody's Exposure Period currently applicable to the Trust is 49 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks." Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by Standard & Poor's and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and
(ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of conditions (x) or (y).

        The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:

                                           MINIMUM              MAXIMUM                MAXIMUM
                                         ISSUE SIZE           UNDERLYING         STATE OR TERRITORY
RATING                                  ($ MILLIONS)          OBLIGOR (%)         CONCENTRATION(%)

Aaa...............................           10                  100                     100
Aa................................           10                   20                      60
A.................................           10                   10                      40
Baa...............................           10                    6                      20
Other*............................           10                    4                      12
Unrated**.........................           10                    4                      12


--------------------
*     Municipal Obligations not rated by Moody's but rated BBB by Standard &
      Poor's.
** Municipal Obligations not rated or rated lower than Baa3 by Moody's and not rated or rated lower than BBB by Standard & Poor's.

        For purposes of the foregoing table, the percentages provided, for a given rating, in the columns entitled "Maximum Underlying Obligor" and "Maximum State or Territory Concentration" shall apply to the aggregate total of the Municipal Obligations in the rating category indicated and all rated Municipal Obligations in lower rating categories, as well as unrated Municipal Obligations that are Moody's Eligible Assets.

        The percentages set forth in the preceding table are based upon Moody's Eligible Assets calculated excluding cash. Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets (i) pay interest in cash, (ii) if applicable, not have suspended ratings, and (iii) not be subject to a covered call or a covered put option written by the Trust. For purposes of determining the Moody's Discount Factors applicable to such Standard & Poor's-rated Municipal Obligations, any such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its Standard & Poor's rating. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1, or P-1, or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by Standard & Poor's, will be considered to have a long-term rating of A. In general, Municipal Obligations which are rated less than Baa3 by Moody's or less than BBB by Standard & Poor's or not rated by Moody's or Standard & Poor's may comprise no more than 40% of the aggregate Market Value of Moody's Eligible Assets.

        The Trust will enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as either Standard & Poor's or Moody's is rating the Municipal Preferred, the Trust will only engage in futures or options transactions in accordance with guidelines of such ratings agencies and, to the extent transactions would not be permitted by such guidelines, only after it has received written confirmation from Standard & Poor's or Moody's, as appropriate, that such transactions would not impair the ratings then assigned by such rating agency to shares of Municipal Preferred. The guidelines in effect with respect to futures and options transactions in which the Trust may engage are set forth in the Statement and are included as Appendix E to this Statement of Additional Information.

REDEMPTION

        OPTIONAL REDEMPTION.  Except as described below,

               (i) shares of Municipal Preferred are redeemable, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date therefor, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding; (2) unless otherwise provided in the Statement, shares of Municipal Preferred are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to the next succeeding sentence, the Notice of Special Rate Period relating to a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions"); and

               (ii) shares of Municipal Preferred are redeemable, at the option of the Trust, as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the Statement and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such shares for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

A Notice of Special Rate Period relating to shares of Municipal Preferred for a Special Rate Period may contain Special Redemption Provisions only if the Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of such shares, determines that such Special Redemption Provisions are in the best interest of the Trust.

        If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of shares of such series (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of shares of Municipal Preferred, the Securities

Depository will determine the number of shares to be redeemed from the accounts of the Agent Members. The Agent Members, in turn, may determine to redeem shares from some persons listed on their records as beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other persons listed on their records as beneficial owners.

        The Trust may not mail a Notice of Redemption relating to an optional redemption as described above on any date unless on such date (a) the Trust has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of shares of Municipal Preferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of Municipal Preferred) and the Discounted Value of Standard & Poor's Eligible Assets (if Standard & Poor's is then rating the shares of Municipal Preferred) each at least equal the Municipal Preferred Basic Maintenance Amount and would at least equal the Municipal Preferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Municipal Preferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Trust.

        MANDATORY REDEMPTION. The Trust will be required to redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption (such amount, together with the redemption prices described above under "Optional Redemption," being herein referred to as the "Redemption Price"), certain of the shares of Municipal Preferred to the extent permitted under the 1940 Act, the Declaration, the Statement and any applicable law, if the Trust fails to maintain the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage in accordance with the requirements of the rating agency or rating agencies then rating the shares of Municipal Preferred and such failure is not cured on or before the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of Municipal Preferred to be redeemed will be equal to the lesser of (a) the minimum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the satisfaction of the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that, if there is no such minimum number of shares of Municipal Preferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of Municipal Preferred and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Trust will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and any other Preferred Shares subject to redemption or retirement.

        The Trust is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Trust does not have funds legally available under the Declaration, the Statement and applicable law for the redemption of all of the required number of shares of Municipal Preferred and other Preferred Shares which are subject to mandatory redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust will redeem those shares of Municipal Preferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding shares of Municipal Preferred.

        NOTICE OF REDEMPTION. Notice of redemption shall be given by mailing the same to each holder of the shares to be redeemed (initially Cede & Co. as nominee of the Securities Depository), not less than 20 nor more than 45 days prior to the date fixed for redemption thereof, to the respective addresses of such holders as the same shall appear on the record books of the Trust ("Notice of Redemption"). Each such notice shall state (i) the redemption date; (ii) the number of shares of Municipal Preferred to be redeemed; (iii) the CUSIP number for such shares; (iv) the Redemption Price; (v) the place or places where certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and
(vii) the provisions of the Statement under which such redemption is made. If fewer than all shares of Municipal Preferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares to be redeemed from such holder. The Trust may provide in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        OTHER REDEMPTION PROCEDURES. To the extent that any redemption for which a Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Municipal Preferred will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed. Notwithstanding the fact that the Trust may not have redeemed shares of Municipal Preferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of Municipal Preferred and will include those shares of Municipal Preferred for which a Notice of Redemption has been mailed. The first two sentences of this paragraph shall not apply in the event the Trust provides in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        Provided a Notice of Redemption has been mailed as described above, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Municipal Preferred that are the subject of such notice, dividends on such shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Redemption Price, but without any interest or other additional amount, except as otherwise provided above under "Dividends -- Determination of Dividend Rate" and "-- Gross-up Payments." Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state), the Redemption Price shall be paid by the Auction Agent to the holders of shares of Municipal Preferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof.

The Trust will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of Municipal Preferred called for redemption on such date and (ii) all other amounts to which holders of shares of Municipal Preferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Trust, after which time the holders of shares of Municipal Preferred so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

        Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of Municipal Preferred shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

        Except as described above with respect to redemptions and under "The Auction -- Orders by Existing Holders and Potential Holders," the Declaration and the Statement do not prohibit the Trust or any affiliate of the Trust from purchasing or otherwise acquiring any shares of Municipal Preferred.

        The Trust has the right to arrange for third parties to purchase from the holders thereof shares of Municipal Preferred which are to be redeemed as described above.

LIQUIDATION

        Upon a dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Municipal Preferred upon dissolution, liquidation or winding up of the affairs of the Trust, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of Municipal Preferred shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the dissolution, liquidation or winding up of the affairs of the Trust. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for as described herein, the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Trust. In the event the assets of the Trust available for distribution to the holders of shares of Municipal Preferred, upon any dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any other class or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Municipal Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. Subject to the rights of the holders of any series or class or classes of shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the holders of the shares of Municipal Preferred as described herein, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of Municipal Preferred shall not be entitled to share therein.

        Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                          REPURCHASE OF COMMON SHARES

        The Trust is a closed-end management investment company and as such its shareholders do not, and will not, have the right to redeem their shares of the Trust. The Trust, however, may repurchase its common shares from time to time in the open market or otherwise as and when it is deemed advisable by the Trustees. Such repurchases will be made only when the Trust's common shares are trading at a discount of 5 percent or more from the net asset value of those shares. The Trust may incur debt to finance share repurchase transactions.

        The common shares of the Trust trade in the open market at a price which is a function of several factors, including their net asset value and yield. The common shares of closed-end investment companies generally sell at market prices varying from their net asset values. If the Trust repurchases its common shares for a price below their net asset value, the net asset value of those common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the Trust's net income.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

        The Trust has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Trust's gross income, the amount of Trust distributions (as a percentage of both the Trust's overall income and its tax-exempt income), and the composition of the Trust's portfolio assets. Because the Trust intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Trust will be required to pay any federal income or excise taxes.

        However, if at any time when shares of Municipal Preferred are outstanding, the Trust does not meet applicable asset coverage requirements, the Trust will be required to suspend distributions to holders of Common Shares until the requisite asset coverage is restored. Such a suspension of distributions may cause the Trust to fail applicable distribution requirements under the Code, which could result in liability for a 4% federal excise tax on undistributed amounts, or could cause the Trust to fail to qualify as a regulated investment company. If the Trust should fail to qualify as a regulated investment company in any year for this or any other reason, the Trust would incur a regular corporate federal income tax upon its taxable income and Trust distributions would generally be taxable as ordinary dividend income to the shareholders.

        The portion of the Trust's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Trust as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Trust's assets consists of tax-exempt securities at the close of each quarter of the Trust's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Trust of net investment income made during each fiscal year of the Trust and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Trust on their federal income tax returns.

        In order for any distributions to holders of Municipal Preferred to be eligible to be treated as exempt-interest dividends, the shares of Municipal Preferred must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Trust to Bingham Dana LLP relating to the lack of any present intention to redeem or purchase shares of Municipal Preferred at any time in the future, it is the opinion of Bingham Dana LLP that the shares of Municipal Preferred will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the Internal Revenue Service stating that certain auction rate preferred stock similar in many material respects to the Municipal Preferred represents equity. The opinion of Bingham Dana LLP represents only its best legal judgment and is not binding on the Internal Revenue Service or the courts. If the Internal Revenue Service were successfully to assert that variable rate preferred stock such as the Municipal Preferred should be treated as debt for federal income tax purposes, dividends on shares of Municipal Preferred would be treated as taxable interest for federal income tax purposes. In such event, dividends on shares of Municipal Preferred would not be increased by the Trust and holders of shares of Municipal Preferred would not be entitled to any additional distributions from the Trust (including any Gross-up Payments) to offset the effect of paying federal income tax on Trust distributions so recharacterized as interest. Bingham Dana LLP has advised the Trust that, should the Internal Revenue Service pursue in court the position that the shares of Municipal Preferred should be treated as debt for federal income tax purposes, the Internal Revenue Service would be unlikely to prevail.

        The Trust may also recognize some net investment income that is not tax-exempt, as well as capital gains and losses as a result of the disposition of securities and from certain futures transactions. Shareholders of the Trust normally will have to pay federal income taxes, and any state or local taxes, on the non exempt-interest dividends and capital gain distributions they receive from the Trust; however, the Trust does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. That portion of net investment income distributions not designated as exempt-interest dividends, and any distributions from net short-term capital gains, are taxable to the Trust's shareholders as ordinary income for federal income tax purposes. Because the Trust expects to earn primarily tax-exempt interest income, it is expected that no Trust dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Trust dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Trust will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        The Internal Revenue Service requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and Municipal Preferred shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objective of the Trust.

        Any Trust distribution will have the effect of reducing the per share net asset value of shares in the Trust by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. In addition, shareholders disposing of shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the sales proceeds realized upon disposition of the shares may reflect the existence of such accrued tax-exempt income, and that this portion of the proceeds may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the disposition.

        Interest on indebtedness incurred by shareholders to purchase or carry shares of the Trust will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Exempt-interest dividends paid from interest on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholder that is a "substantial user" (or is related to a "substantial user") of the facilities financed by those bonds; persons who are, or are related to, substantial users of such facilities should consult their tax advisers before purchasing shares of the Trust.

        In general, any gain or loss realized upon a taxable disposition of shares of the Trust by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Trust held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

        From time to time the Trust may make a tender or repurchase offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares, and dispose of all shares of Municipal Preferred, held or considered under Code rules to be held by such shareholder. Shareholders who tender all Common Shares and dispose of all shares of Municipal Preferred held, or considered held, by them will be treated as having sold such shares and generally will realize a capital gain or loss. If, however, a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Municipal Preferred, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders (including holders of Municipal Preferred) will be treated as having received taxable distributions from the Trust. Likewise, if the Trust redeems some but not all of the Municipal Preferred held by a holder of Municipal Preferred and such holder of Municipal Preferred is treated as having received a taxable dividend upon such redemption, there is a remote risk that holders of Common Shares and non-redeeming holders of Municipal Preferred will be treated as having received taxable distributions from the Trust.

        Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Trust to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Trust, the Trust may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Trust.

        The Trust's transactions in options, if any, and futures contracts will be subject to special tax rules that may affect the amount, timing, and character of Trust income and distributions to shareholders. For example, certain positions held by the Trust on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Trust losses, adjustments in the holding periods of Trust securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Trust will limit its activities in options, if any, and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

        Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Trust intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Trust by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions.

        The Trust is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Trust certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

STATE INCOME TAX MATTERS

        As long as it qualifies as a regulated investment company under the Code, the Trust will not be required to pay Massachusetts income or excise taxes.

        The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of the exempt-interest dividend which represents interest received by a regulated investment company on its holdings of tax-exempt securities of that state and its political subdivisions and instrumentalities. Therefore, the Trust will report annually to its shareholders the percentage of interest income earned by the Trust during the preceding year from Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Residents of certain states may be subject to an intangibles tax or a personal property tax on all or a portion of the value of their shares.

        Distributions of the Trust that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Trust intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of a portion of their dividends for state and local income tax purposes as well as more generally regarding the state and local tax consequences of an investment in the Trust.

                             SHAREHOLDER LIABILITY

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                   CUSTODIAN AND SHAREHOLDER SERVICING AGENT

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian and dividend disbursing agent for the Trust. MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738, is the shareholder servicing agent.

                            INDEPENDENT ACCOUNTANTS

        Deloitte & Touche LLP are the Trust's independent public accountants and certify financial statements of the Trust as required to be certified by any law or regulation and provide certain other tax-related services for the Trust (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC). The principal business address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116. The financial statements included in this SAI have been so included, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

                                    GLOSSARY

        " 'AA' Composite Commercial Paper Rate" has the meaning set forth on pages B-__ to B-__ of this Statement of Additional Information.

        "Adviser" means Massachusetts Financial Services Company.

        "Affected Series" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Affiliate" means, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors, trustees or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such director, trustee or executive officer is also a trustee of the Trust.

        "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        "Anticipation Notes" means Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by Standard & Poor's and Bond Anticipation Notes (BANs).

        "Applicable Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Auction" means each periodic implementation of the Auction Procedures.

        "Auction Agency Agreement" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Auction Agent" means the entity appointed as such by a resolution of the Board of Trustees.

        "Auction Date," with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

        "Auction Procedures" means the procedures for conducting Auctions as described in this Statement of Additional Information, including Appendix C hereto.

        "Available Municipal Preferred" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Benchmark Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Beneficial Owner" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Bid" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Bidder" and "Bidders" have the respective meanings set forth on page B-__ of this Statement of Additional Information.

        "Board of Trustees" or "Board" means the Board of Trustees of the Trust or any duly authorized committee thereof.

        "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

        "Broker-Dealer Agreement" means an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in the Statement, the Prospectus and this Statement of Additional Information.

        "Business Day" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "By-Laws" means the Amended and Restated By-Laws of MFS Municipal Income Trust, as may be further amended from time to time.

        "Cede" means Cede & Co., the nominee of DTC in whose name the shares of Municipal Preferred initially will be registered.

        "CFTC" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Commercial Paper Dealers" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Common Shares" means the common shares of beneficial interest, without par value, of the Trust.

        "Cure Date" means the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

        "Date of Original Issue" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Declaration" means the Amended and Restated Declaration of Trust dated ________ __, 2000 of the Trust, on file with the Secretary of The Commonwealth of Massachusetts and as hereafter restated or amended from time to time.

        "Deposit Securities" means cash and Municipal Obligations rated at least A-1+ or SP-1+ by Standard & Poor's, except that, for purposes of determining whether the Trust may mail a Notice of Redemption, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

        "Discount Factor" means a Moody's Discount Factor or a Standard & Poor's Discount Factor, as the case may be.

        "Discounted Value" means, as of any Valuation Date, (i) with respect to a Standard & Poor's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Standard & Poor's Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

        "Dividend Payment Date" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Dividend Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "DTC" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Eligible Assets" means Moody's Eligible Assets or Standard & Poor's Eligible Assets, as the case may be.

        "Escrowed Bonds" means Municipal Obligations that (i) have been determined to be legally defeased in accordance with Standard & Poor's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with Standard & Poor's economic defeasance criteria and assigned a rating of AAA by Standard & Poor's, (iii) are not rated by Standard & Poor's but have been determined to be legally defeased by Moody's, or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of Standard & Poor's AAA rating.

        "Exchange" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Existing Holder" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Failure to Deposit," with respect to shares of Municipal Preferred, means a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share after notice of redemption is mailed as set forth in the Statement, the Prospectus or this Statement of Additional Information; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        "Gross-up Payment" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Hold Order" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Holder" means the registered holder of shares of Municipal Preferred as the same appears on the record books of the Trust.

        "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

        "Initial Rate Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "IRS" means the Internal Revenue Service.

        "Inverse Floater" shall mean trust certificates or other instruments evidencing interests in one or more municipal securities that qualify as Standard & Poor's Eligible Assets (and are not part of a private placement of municipal securities and satisfy the issuer and size requirements of the definition of Standard & Poor's Eligible Assets) the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time or original issuance unless the floating rate instrument has only one reset remaining until maturity.

        "Kenny Index" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Late Charge" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Liquidation Preference," with respect to a given number of shares of Municipal Preferred, means $25,000 times that number.

        "Market Value" of any asset of the Trust means the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service will use current industry standards to value portfolio securities. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. In the event the pricing service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

        "Maximum Potential Gross-up Payment Liability" has the meaning set forth on pages B-__ to B-__ of this Statement of Additional Information.

        "Maximum Rate" has the meaning set forth on pages B-__ to B-__ of this Statement of Additional Information.

        "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days.

        "Moody's" means Moody's Investors Service, Inc. and its successors.

        "Moody's Discount Factors" has the meaning set forth on pages B-__ to B-__ of this Statement of Additional Information.

        "Moody's Eligible Assets" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Moody's Exposure Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points, until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

          FEDERAL                    VOLATILITY
     TAX RATE INCREASE                 FACTOR
-----------------------------    --------------------

              5%                        295%
             10%                        317%
             15%                        341%
             20%                        369%
             25%                        400%
             30%                        436%
             35%                        477%
             40%                        525%

        "Municipal Obligations" shall mean "Municipal Obligations" as defined on page 10 of the prospectus filed as part of the Trust's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time.

        "Municipal Preferred" means the Municipal Auction Rate Cumulative Preferred Shares, Series W and/or Series F without par value, liquidation preference $25,000 per share, of the Trust.

        "Municipal Preferred Basic Maintenance Amount" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Municipal Preferred Basic Maintenance Cure Date" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Municipal Preferred Basic Maintenance Report" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "1940 Act" means the Investment Company Act of 1940, as amended.

        "1940 Act Cure Date" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "1940 Act Municipal Preferred Asset Coverage" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Notice of Redemption" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Notice of Special Rate Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Order" and "Orders" have the respective meanings set forth on page B-__ of this Statement of Additional Information.

        "Outstanding" means, as of any Auction Date with respect to shares of Municipal Preferred, the number of such shares theretofore issued by the Trust except, without duplication, (i) any shares of Municipal Preferred theretofore canceled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of Municipal Preferred as to which the Trust or any Affiliate thereof shall be an Existing Holder, and (iii) any shares of Municipal Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

        "Person" means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        "Potential Beneficial Owner" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Potential Holder" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Preferred Shares" means the preferred shares of beneficial interest, without par value of the Trust, and includes the Municipal Preferred.

        "Rate Multiple" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Rate Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of the second paragraph under "Description of Municipal Preferred -- Dividends -- General" or the second paragraph under "Description of Municipal Preferred -- Dividends -- Designation of Special Rate Periods."

        "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets or Standard & Poor's Eligible Assets, as the case may be, has the meaning set forth on pages B-__ and B-__ of this Statement of Additional Information, respectively.

        "Redemption Price" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Reference Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "SEC" means the Securities and Exchange Commission.

        "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

        "Sell Order" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Special Rate Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Special Redemption Provisions" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and its successors.

        "Standard & Poor's Discount Factors" has the meaning set forth on pages B-__ to B-__ of this Statement of Additional Information.

        "Standard & Poor's Eligible Assets" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Standard & Poor's Exposure Period" has the meaning set forth on pages B-__ to B-__ of this Statement of Additional Information.

        "Standard & Poor's Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days, and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

        "Statement" means the Statement creating the Municipal Preferred shares.

        "Submission Deadline" means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        "Submitted Bid" and "Submitted Bids" have the respective meanings set forth on page B-__ of this Statement of Additional Information.

        "Submitted Hold Order" and "Submitted Hold Orders" have the respective meanings set forth on page B-__ of this Statement of Additional Information.

        "Submitted Order" and "Submitted Orders" have the respective meanings set forth on page B-__ of this Statement of Additional Information.

        "Submitted Sell Order" and "Submitted Sell Orders" have the respective meanings set forth on page B-__ of this Statement of Additional Information.

        "Subsequent Rate Period" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Substitute Commercial Paper Dealer" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Substitute U.S. Government Securities Dealer" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Sufficient Clearing Bids" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Taxable Allocation" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Taxable Equivalent of the Short-Term Municipal Bond Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Taxable Income" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Taxable Yield Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Treasury Bill" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Treasury Bill Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Treasury Note" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Treasury Note Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Trust" means MFS Municipal Income Trust, a Massachusetts business trust, which is the issuer of the shares of Municipal Preferred.

        "U.S. Government Securities Dealer" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Valuation Date" has the meaning set forth on page B-__ of this Statement of Additional Information.

        "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

        "Volatility Factor" means, as of any Valuation Date, the greater of the Moody's Volatility Factor and the Standard & Poor's Volatility Factor.

        "Voting Period" means a period that shall commence (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including Municipal Preferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Trust.

        "Winning Bid Rate" has the meaning set forth on page B-__ of this Statement of Additional Information.

                              FINANCIAL STATEMENTS

The financial statements for the Trust contained in the Trust's Annual Report to Shareholders, dated October 31, 1999 (audited) and Semi-Annual Report to Shareholders, dated April 30, 2000 (unaudited), have been incorporated by reference into this Statement of Additional Information. The financial statements contained in the Trust's Annual Report to Shareholders, dated October 31, 1999, and notes thereto have been so incorporated in reliance upon the reports of Deloitte & Touche LLP, the Trust's independent accountants.

                                   APPENDIX A

                           DESCRIPTION OF INVESTMENTS

Set forth below is a description of investment techniques and practices which the Trust may generally use in pursuing its investment objective and principal investment policies, and the risks associated with these investment techniques and practices.

DEBT SECURITIES
To the extent the Trust invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Trust's investment in debt securities with longer terms to maturity are subject to greater volatility than the Trust's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Trust may purchase the following types of asset-backed securities:

        COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES: The Trust may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

        Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

        The Trust may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

        CORPORATE ASSET-BACKED SECURITIES: The Trust may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

        Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Trust will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

        MORTGAGE PASS-THROUGH SECURITIES: The Trust may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Trust may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Trust may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

        Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

        The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

        Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

        FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Trust may also buy mortgage-related securities without insurance or guarantees.

        STRIPPED MORTGAGE-BACKED SECURITIES: The Trust may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO class) while the other class will receive all of the principal (the principal-only or "PO class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

        CORPORATE SECURITIES: The Trust may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

        LOANS AND OTHER DIRECT INDEBTEDNESS: The Trust may purchase loans and other direct indebtedness. In purchasing a loan, the Trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

        These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Trust would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Trust would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Trust may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

        Certain of the loans and the other direct indebtedness acquired by the Trust may involve revolving credit facilities or other standby financing commitments which obligate the Trust to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Trust to increase its investment in a company at a time when the Trust might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Trust is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

        The Trust's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Trust will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Trust may be required to rely upon another lending institution to collect and pass onto the Trust amounts payable with respect to the loan and to enforce the Trust's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Trust from receiving such amounts. In such cases, the Trust will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Trust's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Trust.

        LOWER RATED BONDS: The Trust may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Trust. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

        While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Trust's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Trust invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

        MUNICIPAL BONDS: The Trust will invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Trust may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

        If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

        Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

        Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

        Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

        The Trust may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

        The Trust may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

        SPECULATIVE BONDS: The Trust may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

        U.S. GOVERNMENT SECURITIES: The Trust may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

        U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

        ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Trust may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Trust will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust's distribution obligations.

EQUITY SECURITIES
The Trust may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; and securities such as bonds, warrants or rights that are convertible into stocks. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FUTURES CONTRACTS
The Trust may purchase and sell futures contracts ("Futures Contracts") on interest rates or interest-rate related instruments. The Trust may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

        A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities and interest rate futures contracts, the underlying commodities or fixed income securities are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

        The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

        Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Trust's current or intended investments in fixed income securities. For example, if the Trust owned long-term bonds and interest rates were expected to increase, the Trust might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Trust's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Trust's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Trust from declining as much as it otherwise would have.

        Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Trust could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Trust's cash reserves could then be used to buy long-term bonds on the cash market. The Trust could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Trust to hedge its interest rate risk without having to sell its portfolio securities.

        The use by the Trust of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Futures, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Trust may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Trust may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Certain indexed securities may expose the Trust to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

        The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Trust may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Trust may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

        CLOSED-END FUNDS. The Trust may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LEVERAGING TRANSACTIONS
The Trust may engage in the types of transactions described below, which involve "leverage" because in each case the Trust receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Trust will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the net asset value of the Trust's shares and distributions on the Trust's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the net asset value of the Trust's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Trust. These transactions also increase the Trust's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by the Trust would diminish the investment performance of the Trust compared with what it would have been without using these transactions.

BANK BORROWINGS: The Trust may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Trust may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Trust foregoes principal and interest paid on the mortgage-backed securities. The Trust is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Trust may also be compensated by receipt of a commitment fee.

        If the income and capital gains from the Trust's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. The Trust will only enter into "covered" mortgage dollar-roll transactions, meaning that the Trust segregates liquid securities it will repurchase and does not use these transactions as a form of leverage.

REPURCHASE AGREEMENTS
The Trust may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Trust purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Trust, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Trust together with the repurchase price on repurchase. In either case, the income to the Trust is unrelated to the interest rate on the Government securities.

        The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Trust will have the right to liquidate the securities. If at the time the Trust is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Trust's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Trust. The Trust has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Trust only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Trust has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES
The Trust may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Trust's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Trust's portfolio. Subject to the Trust's limitation on investments in illiquid investments, the Trust may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Trust might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

SHORT TERM INSTRUMENTS
The Trust may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Trust may enter into interest rate swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Trust with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

        Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Trust's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Trust is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Trust's investment objective and policies.

        For example, the Trust may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Trust. In such an instance, the Trust would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Trust's portfolio, the Trust would receive payments under the swap that would offset, in whole or part, such diminution in value. The Trust might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

        The Trust may enter into other related types of over-the-counter derivatives, such as "caps", "floors" and "collars", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates.

        The Trust will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Trust enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments), the Trust will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Trust's accrued obligations under the swap agreement over the accrued amount the Trust is entitled to receive under the agreement. If the Trust enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Trust's accrued obligations under the agreement.

        The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Trust would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Trust, the Trust must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

        If the counterparty defaults, the Trust's risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive. The Trust anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

        The uses by the Trust of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Futures, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
The Trust may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
The Trust may temporarily invest either in tax-exempt securities in the higher rating categories of recognized rating agencies or in cash or cash equivalent short-term obligations of similar quality, including, but not limited to, short-term municipal obligations, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax.

"WHEN-ISSUED" SECURITIES
The Trust may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Trust at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Trust does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Trust will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- FUTURES, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE TRUST'S
PORTFOLIO: The Trust's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including Futures Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Trust's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes may involve greater correlation risks. Consequently, the Trust bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

        The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

RISKS OF NON-HEDGING TRANSACTIONS: The Trust may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non- hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Trust will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Trust may not fully protect it against risk of loss and, in any event, the Trust could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Trust may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Trust may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Trust will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Trust to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Trust to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

        With respect to the writing of straddles on securities, the Trust incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Trust with two simultaneous premiums on the same security, but involve additional risk, since the Trust may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Trust will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Trust, and the Trust could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Trust has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Trust's ability effectively to hedge its portfolio, and could result in trading losses.

        The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

        The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Trust enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Trust or decreases in the prices of securities or other assets the Trust intends to acquire. Where the Trust enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Trust to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Trust enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Trust has effected the transaction. In that event, the Trust might not be able to recover amounts deposited as margin, or amounts owed to the Trust in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Trust could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Trust.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Trust assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

                                   APPENDIX B

                             RATINGS OF INVESTMENTS


The ratings of Moody's, S&P and Fitch IBCA, Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: Subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C rating will also be assigned to a preferred stock issue in arrears on dividends or sinking Trust payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                           FITCH IBCA, DUFF & PHELPS

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

NOTES TO LONG-TERM ANd SHORT-TERM RATINGS:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                   APPENDIX C

                               AUCTION PROCEDURES

        The following procedures will be set forth in the Statement. The terms not defined below are defined in the Glossary or in the Prospectus or this Statement of Additional Information.

        1.  ORDERS.

        (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred:

               (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                      (A) the number of Outstanding shares, if any, of such
               series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                      (B) the number of Outstanding shares, if any, of such
               series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                      (C) the number of Outstanding shares, if any, of such
               series held by such Beneficial Owners which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next Rate Period of shares of such series;

and

               (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C), or (ii) of this subparagraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this subparagraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this subparagraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this subparagraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                      (A) the number of Outstanding shares of such series
               specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                      (B) such number or a lesser number of Outstanding shares
               of such series to be determined as set forth in paragraph 4(a)(iv) herein if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                      (C) the number of Outstanding shares of such series
               specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in paragraph 4(b)(iii) herein if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

               (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                      (A) the number of Outstanding shares of such series
               specified in such Sell Order; or

                      (B) such number or a lesser number of Outstanding shares
               of such series as set forth in paragraph 4(b)(iii) herein if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Municipal Preferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph 2(c) herein if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of paragraph 7 herein or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

               (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                      (A) the number of Outstanding shares of such series
               specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                      (B) such number or a lesser number of Outstanding shares
               of such series as set forth in paragraph 4(a)(v) herein if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

        (c) No Order for any number of shares of Municipal Preferred other than whole shares shall be valid.

        2.  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

        (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of Municipal Preferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

               (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

               (ii) the aggregate number of shares of such series that are the subject of such Order;

               (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                      (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                      (B) the number of shares, if any, of such series subject
               to any Bid of such Existing Holder and the rate specified in such Bid; and

                      (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

               (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c) If an Order or Orders covering all of the Outstanding shares of Municipal Preferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of Municipal Preferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

               (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

               (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause
        (i) above;

                      (B) subject to subclause (A), if more than one Bid of an
               Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                      (C) subject to subclauses (A) and (B), if more than one
               Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                      (D) in any such event, the number, if any, of such
               Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

               (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e) If more than one Bid for one or more shares of a series of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

        (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

               (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Municipal Preferred" of such series);

               (ii) from the Submitted Orders for shares of such series whether:

                      (A) the number of Outstanding shares of such series
               subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

               exceeds or is equal to the sum of:

                      (B) the number of Outstanding shares of such series
               subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                      (C) the number of Outstanding shares of such series
               subject to Submitted Sell Orders

               (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

               (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                      (A) (I) each such Submitted Bid of Existing Holders
               specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                      (B) (I) each such Submitted Bid of Potential Holders
               specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Municipal Preferred of such series.

        (b) Promptly after the Auction Agent has made the determinations pursuant to subparagraph (a) of this paragraph 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Municipal Preferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

               (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

               (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

               (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in subparagraph (c) of this paragraph 3.

        (c) For purposes of subparagraph (b)(iii) of this paragraph 3, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of
(A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days;
(II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or
(III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Trust has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

        4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of Municipal Preferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 3(a) herein, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of subparagraphs
(d) and (e) of this paragraph 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of Municipal Preferred subject to such Submitted Bids;

               (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

               (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

               (iv) each Existing Holders' Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the share of Municipal Preferred subject to such Submitted Bid, unless the number of Outstanding shares of Municipal Preferred subject to all such Submitted Bids shall be greater than the number of shares of Municipal Preferred ("remaining shares") in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this subparagraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of Municipal Preferred subject to such Submitted Bid, but only in an amount equal to the number of shares of Municipal Preferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of Municipal Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of Municipal Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

               (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate of shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) through (iv) of this subparagraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of Municipal Preferred subject to such Submitted Bids and the denominator of which shall be the aggregate number of Outstanding shares of Municipal Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of subparagraph (d) of this paragraph 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

               (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

               (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this subparagraph
        (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of a series of Municipal Preferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of subparagraph (a) or clause (iii) of subparagraph (b) of this paragraph 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of Municipal Preferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of Municipal Preferred.

        (e) If, as a result of the procedures described in clause (v) of subparagraph (a) of this paragraph 4, any Potential Holder would be entitled or required to purchase less than a whole share of series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of Municipal Preferred of such series for purchase among Potential Holders so that only whole shares of Municipal Preferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of Municipal Preferred of such series on such Auction Date.

        (f) Based on the results of each Auction for shares of a series of Municipal Preferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of Municipal Preferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Municipal Preferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of Municipal Preferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of Municipal Preferred of any series or to pay for shares of Municipal Preferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

        5. NOTIFICATION OF ALLOCATIONS. Except as noted below, whenever the Trust intends to include any net capital gain or other income taxable for federal income tax purposes in any dividend on shares of Municipal Preferred, the Trust shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of Municipal Preferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. The Trust may also include such net capital gain or other income taxable for federal income tax purposes in a dividend on shares of Municipal Preferred without giving advance notice if the dividend is increased by a Gross-Up Payment. The Trust must notify the Auction Agent of the amount not later than the Dividend Payment Date next preceding the next Auction Date.

        6. AUCTION AGENT. For so long as any shares of Municipal Preferred are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of Municipal Preferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Municipal

Preferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of Municipal Preferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of a series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

        7. TRANSFER OF SHARES OF MUNICIPAL PREFERRED. Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of Municipal Preferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described herein or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

        8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period,
(i) all of the shares of a series of Municipal Preferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Municipal Preferred shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

                                   APPENDIX D

                             SETTLEMENT PROCEDURES

        Capitalized terms used herein have the respective meanings specified in the forepart of the Prospectus or the Glossary included in the Prospectus, as the case may be.

        (a) On each Auction Date for shares of Municipal Preferred, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order to the Auction Agent as or on behalf of an Existing Holder or Potential Holder of:

               (i) the Applicable Rate fixed for the next Rate Period;

               (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

               (iii) if such Broker-Dealer submitted a Bid or a Sell Order to the Auction Agent as or on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of Municipal Preferred then outstanding to be sold by such Existing Holder;

               (iv) if such Broker-Dealer submitted a Bid to the Auction Agent as or on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of Municipal Preferred to be purchased by such Potential Holder;

               (v) if the aggregate number of shares of Municipal Preferred to be sold by all Existing Holders with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent is different than the aggregate number of shares of Municipal Preferred to be purchased by all Potential Holders with respect to whom such Broker-Dealer submitted Bids to the Auction Agent, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of shares of Municipal Preferred to be
        (x) purchased from one or more Existing Holders with respect to whom such other Broker-Dealers submitted Bids or Sell Orders to the Auction Agent, or (y) sold to one or more Potential Holders with respect to whom such other Broker-Dealers submitted Bids to the Auction Agent; and

               (vi) the scheduled Auction Date of the next succeeding Auction for shares of Municipal Preferred.

        (b) On each Auction Date for shares of Municipal Preferred, each Broker-Dealer that submitted an Order to the Auction Agent as or on behalf of any Existing Holder or Potential Holder shall:

               (i) advise each Existing Holder and Potential Holder (and each Beneficial Owner and Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid or Sell Order to the Auction Agent whether such Bid or Sell Order was accepted or rejected, in whole or in part;

               (ii) instruct each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of Municipal Preferred to be purchased pursuant to such Bid against receipt of such shares;

               (iii) instruct each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of Municipal Preferred to be sold pursuant to such Bid or Sell Order against payment therefor;

               (iv) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent and each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent of the Applicable Rate for the next succeeding Rate Period;

               (v) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent of the Auction Date of the next succeeding Auction; and

               (vi) advise each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction for Municipal Preferred.

        (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order to the Auction Agent for any shares of Municipal Preferred shall allocate any funds received by it (or its Agent Member) in respect of such shares pursuant to paragraph (b)(ii) above and any shares of Municipal Preferred received by it (or its Agent Member) pursuant to paragraph (b)(iii) above among the Potential Holders and Potential Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids to the Auction Agent for such shares, the Existing Holders and Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent for such shares, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph
(a)(v) above.

        (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction for shares of Municipal Preferred.

                                   APPENDIX E

                 RATING AGENCY FUTURES AND OPTIONS RESTRICTIONS

        The following restrictions will be set forth in the Statement creating the preferred shares (the "Statement") of the Trust. The terms not defined below are defined in the Glossary, the Prospectus, the Statement of Additional Information or the Statement, filed as an exhibit to the Registration Statement of the Trust. Reference is made to the Statement for the full text of the rating agency restrictions on futures and options transactions and certain other actions or investments by the Trust.

        (a) For so long as any Municipal Preferred are rated by Standard & Poor's or Moody's, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from Standard & Poor's or Moody's, or both, as the case may be, that engaging in such transactions will not impair the ratings then assigned to the Municipal Preferred by Standard & Poor's or Moody's, or both, except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "Hedging Transactions"), subject to the following limitations:

               (i) the Trust will not engage in any Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily open interest futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

               (ii) the Trust will not engage in any Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily open interest futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

               (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have Standard & Poor's Eligible Assets or Moody's Eligible Assets, as the case may be, with an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

               (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

               (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by Standard & Poor's or Moody's, as the case may be), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

        For purposes of determining whether the Trust has Standard & Poor's Eligible Assets or Moody's Eligible Assets, as the case may be, with a Discounted Value that equals or exceeds the Municipal Preferred Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of Standard & Poor's Eligible Assets or Moody's Eligible Assets, as the case may be, shall be reduced by an amount equal to (I) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (II) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

                                     PART C

OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

        (1)  Financial Statements:

               Included in Part A

               Financial Highlights

               Included in Part B

               Included in Part B are the financial statements contained in the Registrant's Annual Report dated October 31, 1999 (which were previously filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940 - Accession Number:
               0000950146-00-000009); and the financial statements contained in the Registrant's Semi-Annual Report dated April 30, 2000 (which were previously filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940 - Accession
               Number: 0000950156-00-000321).

               The Financial Statements contained in Part B are as follows:

               Investment Portfolio, October 31, 1999; Statement of Assets and Liabilities, October 31, 1999; Statement of Operations, October 31, 1999; Statement of Changes in Net Assets, years ended October 31, 1998 and 1999; Notes to Financial Statements; Financial Highlights; Report of Independent Accountants.

               Investment Portfolio, April 30, 2000; Statement of Assets and Liabilities, April 30, 2000; Statement of Operations, April 30, 2000; Statement of Changes in Net Assets, six months ended April 30, 2000 and year ended October 31, 1999; Notes to Financial Statements; Financial Highlights.

        (2)  Exhibits
               (a)(1)  Form of Amended and Restated Declaration of Trust
               (a)(2)  Statement Creating the Municipal Preferred shares
               (b) Amended and Restated By-Laws dated December 21, 1994 (previously filed as Exhibit (b)(2) to Amendment No. 8 to the Registrant's Registration Statement on Form N-2 filed with the Securities and Exchange Commission on February 28, 1995 ("Amendment No. 8") and incorporated herein by reference).
               (c)     Not applicable
               (d)(1) Portions of the Amended and Restated Declaration of Trust, included as Exhibit (a)(1), Statement Creating the Municipal Preferred shares, included as Exhibit
                       (a)(2), and the Amended and Restated By-Laws of the Registrant, included as Exhibit (b)
               (d)(2) Form of specimen certificate for the municipal auction rate cumulative preferred shares
               (e) The section "Dividend Reinvestment and Cash Purchase Plan" in the Registrant's Annual Report to its Shareholders, for its fiscal year ended October 31, 1999 (incorporated herein by reference)

               (f)     Not applicable
               (g)(1) Investment Advisory Agreement with Massachusetts Financial Services Company (previously filed as Exhibit (g)(1) to Amendment No. 9 to the Registrant's Registration Statement on Form N-2 filed with the Securities and Exchange Commission on January 27, 1998 ("Amendment No. 9") and incorporated herein by reference)
               (g)(2) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999, by and among Massachusetts Financial Services Company and the Registrant (incorporated by reference to MFS Series
                       Trust III (File Nos. 2-60491 and 811-2794)
                       Post-Effective Amendment No.
                       28 filed with the SEC via EDGAR on March 30, 1999)
               (h) Form of Underwriting Agreement with Salomon Smith Barney Inc. to be filed by amendment
               (i) Form of Retirement Plan for Non-Interested Person Trustees, as amended and restated February 17, 1999 (incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 29 filed with the SEC via EDGAR on February 26, 1999)
               (j)(1) Custodian Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit (j)(1) to Amendment No. 9 and incorporated herein by reference)
               (j)(2) Amendments to the Custodian Agreement between the Registrant and State Street Bank and Trust Company (previously filed as Exhibits (j)(1)-(4) to Amendment
                       No. 9 and incorporated herein by reference)
               (k)(1) Form of Auction Agency Agreement to be filed by amendment.
               (k)(2)  Form of Broker-Dealer Agreement to be filed by amendment.
               (k)(3) Loan Agreement by and among the Banks named therein, and The First National Bank of Boston, and the MFS Funds named therein (previously filed as Exhibit (k)(3) to Amendment No. 8 and incorporated herein by reference)
               (k)(4) Registrar, Transfer Agency and Service Agreement between Registrant and MFS Service Center, Inc., dated August
                       15, 1994 (previously filed as Exhibit (k)(2) to
                       Amendment No. 8 and incorporated herein by reference)
               (l) Opinion and consent of Bingham Dana LLP, counsel to Registrant, to be filed by amendment
               (m)     Not applicable
               (n)     Consent of independent accountants
               (o)     Not applicable
               (p)     Not applicable
               (q)     Not applicable
               (r) Codes of Ethics under rule 17j-1 of the Investment Company Act of 1940 of the Registrant and the Registrant's adviser, Massachusetts Financial Services Company (incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 67 filed with the SEC via EDGAR on March 29, 2000)
               (s)     Powers of Attorney.


Item 25.         Marketing Arrangements.
                 Contained in the Underwriting Agreement to be filed by amendment.

Item 26.         Other Expenses of Issuance and Distribution.
                 The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration
                 Statement:

                 Underwriter fee                                  *
                 Registration fees                                *
                 Printing                                         *
                 Accounting fees and expenses                     *
                 Legal fees and  expenses                         *
                 Miscellaneous                                    *
                 Total                                            *

               -----------------------
               *  To be filed by amendment.

Item 27.         Persons Controlled by or under Common Control with Registrant.

                 None.

Item 28.         Number of Holders of Securities

                                                       Number of Record Holders
                 Title of Class                            as of July 17, 2000

                 Shares of Beneficial Interest                  20,554
                 Municipal Auction Rate Cumulative
                       Preferred Shares                          -0-

Item 29.         Indemnification.

                 Article V of the Registrant's Declaration of Trust provides that the Registrant will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Registrant, unless as to liabilities to the Registrant or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Registrant. In the case of a settlement, such indemnification will not be provided unless it has been determined in accordance with the Declaration of Trust that such officers or Trustees have not engaged in misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

                 The Trustees and officers of the Registrant and the personnel of the Investment Adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 30.         Business and Other Connections of Adviser.

                                MFS serves as investment adviser to the
                 following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has ten series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
                 Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Mid Cap Value Fund, MFS Large Cap Value Fund and MFS High Quality Bond
                 Fund), MFS Series Trust X (which has ten series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS Income Fund, MFS European Equity Fund, MFS High Yield Fund and MFS Concentrated Growth Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income
                 Fund), and MFS Municipal Series Trust (which has 18 series:
                 MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                        MFS also serves as investment adviser of the following
                 open-end Funds: MFS Institutional Trust ("MFSIT") (which has nine series) and MFS Variable Insurance Trust ("MVI") (which has sixteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                        In addition, MFS serves as investment adviser to the
                 following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                        Lastly, MFS serves as investment adviser to MFS/Sun
                 Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                        VERTEX INVESTMENT MANAGEMENT, INC., a Delaware
                 corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                        MFS INTERNATIONAL LTD. ("MIL"), a limited liability
                 company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                        MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private
                 limited company registered with the Registrar of Companies for

                 England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                        MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD.
                 ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

                        MFS HOLDINGS AUSTRALIA PTY LTD. ("MFS HOLDINGS
                 AUSTRALIA"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

                        MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned
                 subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

                        MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned
                 subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

                        MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly
                 owned subsidiary of MFS, provides investment advice to substantial private clients.

                        MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned
                 subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                        MASSACHUSETTS INVESTMENT MANAGEMENT CO., LTD.
                 ("MIMCO"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

                        MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New
                 Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

                        MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited
                 liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

                        MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited
                 liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles. MFS

                        The Directors of MFS are Jeffrey L. Shames, Arnold D.
                 Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart, James Prieur and William W. Stinson. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Financial Officer and Chief Administrative Officer and Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.


                                MASSACHUSETTS INVESTORS TRUST
                                MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                                MFS GROWTH OPPORTUNITIES FUND
                                MFS GOVERNMENT SECURITIES FUND
                                MFS SERIES TRUST I
                                MFS SERIES TRUST V
                                MFS SERIES TRUST VI
                                MFS SERIES TRUST X
                                MFS GOVERNMENT LIMITED MATURITY FUND

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost, a Senior Vice President of MFS, is the Treasurer, Ellen M. Moynihan and Mark
                 E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Clerk and Assistant Secretary.

                                MFS SERIES TRUST II

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS GOVERNMENT MARKETS INCOME TRUST
                                MFS INTERMEDIATE INCOME TRUST

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS SERIES TRUST III

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS SERIES TRUST IV
                                MFS SERIES TRUST IX

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS SERIES TRUST VII

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS SERIES TRUST VIII

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS MUNICIPAL SERIES TRUST

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS VARIABLE INSURANCE TRUST
                                MFS SERIES TRUST XI
                                MFS INSTITUTIONAL TRUST

                        Jeffrey L. Shames is the President and Chairman,
                 Stephen E. Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS MUNICIPAL INCOME TRUST

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS MULTIMARKET INCOME TRUST
                                MFS CHARTER INCOME TRUST

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the

                 Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS SPECIAL VALUE TRUST

                        Jeffrey L. Shames is Chairman and President, Stephen E.
                 Cavan is the Clerk and Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Clerk and Assistant Secretary.

                                MFS/SUN LIFE SERIES TRUST

                                C. James Prieur, President and Director of Sun
                 Life Assurance Company of Canada, is the President, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, Ellen
                 M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                                MONEY MARKET VARIABLE ACCOUNT
                                HIGH YIELD VARIABLE ACCOUNT
                                CAPITAL APPRECIATION VARIABLE ACCOUNT
                                GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                TOTAL RETURN VARIABLE ACCOUNT
                                GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                MANAGED SECTORS VARIABLE ACCOUNT

                        C. James Prieur is the President, Stephen E. Cavan is
                 the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

                                MIL FUNDS

                        Jeffrey L. Shames is Chairman, Richard B. Bailey, John
                 A. Brindle, Richard W. S. Baker, Arnold D. Scott and William
                 F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                                MFS MERIDIAN FUNDS

                        Jeffrey L. Shames is Chairman, Richard B. Bailey, John
                 A. Brindle, Richard W. S. Baker, Arnold D. Scott and William
                 F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

                                VERTEX

                        Jeffrey L. Shames is the Chairman and President, Arnold
                 D. Scott is a Director, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John D. Laupheimer is a Senior Vice President, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                                MIL

                        Peter D. Laird is President and a Director, Arnold D.
                 Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                                MIL-UK

                        Peter D. Laird is President and a Director, Thomas J.
                 Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                                MFSI - AUSTRALIA

                        Thomas J. Cashman, Jr. is President and a Director,
                 Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                                MFS HOLDINGS - AUSTRALIA

                        Jeffrey L. Shames is the President and a Director,
                 Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                                MFD

                        Arnold D. Scott and Jeffrey L. Shames are Directors,
                 William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                               MFSC

                        Arnold D. Scott and Jeffrey L. Shames are Directors,
                 Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                                MFSI

                        Thomas J. Cashman, Jr. is Chairman and a Director,
                 Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph
                 J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a

                 Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                                RSI

                        Arnold D. Scott is the Chairman and a Director, Martin
                 E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                                MIMCO

                        Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are
                 Directors, Shaun Moran is the Representative Director, Joseph
                 W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

                                MFS TRUST

                        The Directors of MFS Trust are Martin E. Beaulieu,
                 Stephen E. Cavan, Janet A. Clifford, Joseph W. Dello Russo and Joseph A. Kosciuszek. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk of MFS Trust.

                                MFS ORIGINAL RESEARCH PARTNERS, LLC

                        Joseph J. Trainor is the President and a Manager,
                 Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Managers, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                                MFS ORIGINAL RESEARCH ADVISORS, LLC

                        Joseph J. Trainor is the President and a Manager,
                 Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Managers, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                        In addition, the following persons, Directors or
                 officers of MFS, have the affiliations indicated:

                        Donald A. Stewart              Chairman, Sun Life Assurance
                                                         Company of  Canada, Sun Life
                                                         Centre, 150 King Street
                                                         West, Toronto, Ontario,
                                                         Canada (Mr. Stewart is also
                                                         an officer and/or Director
                                                         of various subsidiaries and
                                                         affiliates of Sun Life)



                                C. James Prieur        President and a Director, Sun
                                                         Life Assurance Company of
                                                         Canada, Sun Life Centre, 150
                                                         King Street West, Toronto,
                                                         Ontario, Canada (Mr. Prieur
                                                         is also an officer and/or
                                                         Director of various
                                                         subsidiaries and affiliates
                                                         of Sun Life)

                                William W. Stinson     Director, Sun Life Assurance
                                                         Company of Canada, Sun Life
                                                         Centre, 150 King Street
                                                         West, Toronto, Ontario,
                                                         Canada; Director, United
                                                         Dominion  ndustries Limited,
                                                         Charlotte, N.C.; Director,
                                                         PanCanadian  Petroleum
                                                         Limited, Calgary, Alberta;
                                                         Director, LWT Services,
                                                         Inc., Calgary Alberta;
                                                         Director, Western Star
                                                         Trucks, Inc., Kelowna,
                                                         British Columbia; Director,
                                                         Westshore Terminals Income
                                                         Fund, Vancouver, British
                                                         Columbia; Director (until
                                                         4/99), Canadian Pacific
                                                         Ltd., Calgary, Alberta


Item 31.         Location of Accounts and Records:

                 Adviser: Massachusetts Financial Services Company 500 Boylston Street
                                 Boston, Massachusetts 02116

                 Custodian:      State Street Bank and Trust Company
                                 5-West
                                 North Quincy, Massachusetts 02171

                 Transfer Agent: MFS Service Center, Inc.
                 (for common     2 Avenue de Lafayette
                 shares)         Boston, Massachusetts 02111-1738


Item 32.         Management Services.
                 Not applicable.

Item 33.         Undertakings.

                 The undersigned Registrant hereby undertakes:

                 (1) To suspend the offering of its preferred shares until it amends its prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value per share of beneficial interest declines more than 10 percent from its net asset value per share of beneficial interest as of the effective date of this Registration Statement, or (ii) its net asset value per share of beneficial interest increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

                 (2)  Not applicable.

                 (3)  Not applicable.

                 (4)  Not applicable.

                 (5) (a) That, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective; and

                     (b) That, for the purpose of determining any liability
                         under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (6) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of July, 2000.


                                 MFS MUNICIPAL INCOME TRUST


                                 By:    James R. Bordewick, Jr.
                                        -----------------------
                                 Name:  James R. Bordewick, Jr.
                                 Title: Assistant Clerk and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on July 24, 2000.


          SIGNATURE              TITLE


JEFFREY L. SHAMES*               Chairman, President (Principal
-----------------------------    Executive Officer) and Trustee
Jeffrey L. Shames


JAMES O. YOST*                   Treasurer (Principal Financial Officer
-----------------------------    and Principal Accounting Officer)
JAMES O. YOST


J. ATWOOD IVES*                  Trustee
-----------------------------
J. Atwood Ives


LAWRENCE T. PERERA*              Trustee
-----------------------------
Lawrence T. Perera


WILLIAM J. POORVU*               Trustee
-----------------------------
William J. Poorvu



CHARLES W. SCHMIDT*              Trustee
-----------------------------
Charles W. Schmidt

ARNOLD D. SCOTT*                 Trustee
-----------------------------
Arnold D. Scott


ELAINE R. SMITH*                 Trustee
-----------------------------
Elaine R. Smith


DAVID B. STONE*                  Trustee
-----------------------------
David B. Stone


                                 *By:   James R. Bordewick, Jr.
                                      -------------------------------
                                 Name:  James R. Bordewick, Jr.
                                        as Attorney-in-fact

                                 Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated July 1, 2000; filed herewith.

                               INDEX OF EXHIBITS


               (a)(1)  Form of Amended and Restated Declaration of Trust
               (a)(2)  Statement Creating the Municipal Preferred shares
               (d)(2) Form of specimen certificate for the municipal auction rate cumulative preferred shares
               (n)     Consent of independent accountants
               (s)     Powers of Attorney